              ANNUAL REPORT
  NOVEMBER 30 1999




              STATE FARM
              GROWTH FUND, INC.

              STATE FARM
              BALANCED FUND, INC.

              STATE FARM
              INTERIM FUND, INC.

              STATE FARM
              MUNICIPAL BOND FUND, INC.



                                 [LOGO] STATE FARM
                                        MUTUAL FUNDS

ANNUAL REPORT

                               TABLE OF CONTENTS

Report of Independent Auditors                                  2

State Farm Growth Fund, Inc.

  Message from the portfolio managers                           3

  Portfolio of investments                                      5

  Financial statements                                          9

  Financial highlights                                         12

State Farm Balanced Fund, Inc.

  Message from the portfolio managers                          13

  Portfolio of investments                                     15

  Financial statements                                         21

  Financial highlights                                         24

State Farm Interim Fund, Inc.

  Message from the portfolio managers                          25

  Portfolio of investments                                     27

  Financial statements                                         28

  Financial highlights                                         31

State Farm Municipal Bond Fund, Inc.

  Message from the portfolio managers                          32

  Portfolio of investments                                     34

  Financial statements                                         42

  Financial highlights                                         45

Notes to Financial Statements                                  46

Tax Information

This report is not authorized for distribution unless accompanied by a State Farm Mutual Funds prospectus.

Distributor: State Farm Investment Management Corp., member NASD.

                                                                       1 -------

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareowners
State Farm Growth Fund, Inc.
State Farm Balanced Fund, Inc.
State Farm Interim Fund, Inc.
State Farm Municipal Bond Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc. as of November 30, 1999, the related statements of operations and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1990. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Farm Growth Fund, Inc., State Farm Balanced Fund, Inc., State Farm Interim Fund, Inc., and State Farm Municipal Bond Fund, Inc. at November 30, 1999, the results of their operations and changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal years since 1990, in conformity with generally accepted accounting principles.

                                                                           [SIG]

Chicago, Illinois
December 17, 1999

---------
       2

                          STATE FARM GROWTH FUND, INC.

Dear Shareowner:

The U.S. stock market has generated strong results over your Fund's 1999 fiscal year. The S&P 500 Index produced a total return of 20.9% for the twelve months ended November 30, 1999. The Growth Fund achieved a total return of 17.9% for the same period. Returns earned by U.S. common stocks have been extraordinary over the past five years. In our opinion, returns of this magnitude are not sustainable over long periods of time.

During 1999 and over the five year period from 1995-99, the return of the S&P 500 has been generated by an increasingly narrow group of stocks. Over the five year period from 1995-99, over 50% of the total return of the S&P 500 Index was generated by only 20 stocks. In 1999, almost 90% of the total return of the S&P 500 Index was generated by only 20 stocks, mainly technology and telecommunications companies.

The following graph compares a $10,000 investment in the Growth Fund over the last ten years to a theoretical investment of the same amount in the S&P 500
Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                         GROWTH FUND   S&P 500*
1989                                                          $10,000    $10,000
1990                                                          $10,427     $9,647
1991                                                          $13,534    $11,612
1992                                                          $15,629    $13,751
1993                                                          $15,527    $15,137
1994                                                          $16,151    $15,300
1995                                                          $21,589    $20,946
1996                                                          $25,926    $26,782
1997                                                          $32,357    $34,425
1998                                                          $38,236    $42,573
1999                                                          $45,090    $51,464
Fund's Average Annual Total Return
1 YEAR                                                        5 YEARS   10 YEARS
17.93%                                                         22.79%     16.25%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
PERFORMANCE.
THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN
INVESTMENT
IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL
COST.

* The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses.

The Growth Fund's common stock holdings of technology firms, telecommunications companies, and telecommunications equipment firms performed very well over the past year. Results produced by the Fund's investments in electric utilities, banks, chemicals, and consumer products were below those of the overall market.

The general composition of your Fund's portfolio changed some over the last twelve months. Positions were initiated or increased in financial services firms, consumer product companies, telecommunications and telecommunications equipment companies, technology firms, pharmaceutical companies, international oil firms, and electrical and non-electrical manufacturing companies.

Business conditions appear to be generally favorable around the world. Economic activity is quite strong in the U.S. and is reasonably firm in Europe. Japan and the emerging economies of the world appear to be recovering slowly.

                                                                       3 -------

                          STATE FARM GROWTH FUND, INC.

As investors, it is interesting to look back over the past century and examine the total returns achieved by various asset classes. A British publication, The Economist, recently calculated the average annual total returns expressed in dollars from 1900-99 for those asset classes with sufficient historical data. They are presented in the following table:

                   Average Annual Total Returns from 1900-99
                                In Percent Terms

US Shares                                        10%
UK Shares                                         8%
French Shares                                     7%
US Treasury Bonds                                 5%
US Treasury Bills                                 4%
US Inflation                                      3%
Gold                                              3%
Silver                                            2%

It is obvious from the table that over the past century common stocks have provided higher returns than government bonds or precious metals. Importantly, U.S. shares have provided significantly higher returns than the U.S. inflation rate. However, it is important to understand that the variability of common stock returns is substantially greater than the variability of U.S. government bond returns or the U.S. inflation rate. While a 10% average annual return from U.S. common stocks over the century may appear relatively modest, the power of compounding can be deceptive. One dollar growing at 10% per year is worth $13,781 in 100 years. A 10% growth rate is quite meaningful over a typical career. One dollar growing at 10% per year is worth $17 after 30 years and $45 after 40 years.

Given the very strong performance recently of common stocks associated with the Internet, it is appropriate to place this important technology within a historical context. Throughout history, major technological developments have often triggered periods of speculative financial activity and valuation. For example, the development of steam power and the railroads, the discovery and application of hydrocarbons, the discovery of electricity, the invention of the automobile and the airplane, the commercial promise of atomic energy, the advent of biotechnology, and the development of the personal computer often were accompanied by periods of financial speculation. It is very difficult to predict in advance how these technologies will be utilized by society and what the commercial and financial ramifications will be. Quite often, the early pioneers are not the long-term commercial winners. The development of the personal computer provides an interesting case study. Of the scores of personal computer firms which were created in the early 1980s, only Apple Computer (with a turbulent managerial and financial history) remains in existence. The real beneficiaries of the technology were a group of semiconductor chip, software, and personal computer firms which developed later. The financial speculation associated with the Internet is quite large. Investors should be cautious and thoughtful about their participation in it. The Growth Fund is unlikely to ever own the highest Internet flyers, but is positioned to benefit from the development of the Internet through its ownership of shares of several well managed and highly profitable major technology, media, telecommunications and telecommunications equipment firms.

When measured by virtually all general standards, U.S. common stocks are selling at the high end of historical valuation levels. To cope with the inevitable uncertainties of financial markets, we encourage a disciplined long-term program of periodic investments in the Growth Fund. Such an investment program cannot ensure a profit, but it should allow shareowners to capture the benefits of dollar cost averaging and to participate in any long-term appreciation of common stock prices. We strive to invest the Fund's assets in growing companies with fine managements and are confident that these investments will produce satisfactory long-term results. Risk is managed, but not eliminated, through broad diversification in globally competitive firms in essential businesses.

The directors have declared a capital gains distribution of $.23 per Growth Fund share which was paid on December 20, 1999. A semi-annual income dividend of $.33 per share was also paid on December 20, 1999. Both were used to purchase additional shares for your account unless you have elected to receive payments directly by check.

Sincerely,

      [SIG]                     [SIG]                              [SIG]
 Paul N. Eckley           John S. Concklin                   James E. Freytag
 Vice President            Vice President                     Vice President

---------
       4

                          STATE FARM GROWTH FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1999

  SHARES                                                                        VALUE
-----------                                                                 --------------
COMMON STOCKS (98.4%)
AGRICULTURE, FOODS, & BEVERAGE (4.7%)
  3,154,196   Archer-Daniels-Midland Company                                $   39,230,313
     92,000   Campbell Soup Company                                              4,105,500
    930,000   Kellogg Company                                                   31,503,750
    208,000   Sara Lee Corporation                                               5,044,000
     81,600   Sysco Corporation                                                  3,105,900
    710,900   The Coca-Cola Company                                             47,852,456
                                                                            --------------
                                                                               130,841,919
                                                                            --------------

BANKS (8.9%)
    176,945   ABN Amro Holding NV                                                4,314,396
    181,237   Amsouth Bancorporation                                             4,089,160
    421,268   Bank of America Corporation                                       24,644,178
    715,322   Bank One Corporation                                              25,215,100
     90,000   First Security Corporation                                         2,531,250
     43,500   First Virginia Banks Inc.                                          1,973,812
     61,300   Golden West Financial Corporation                                  6,187,469
     47,700   JP Morgan & Co. Incorporated                                       6,272,550
      6,200   M&T Bank Corporation                                               2,914,000
    809,800   National Commerce Bancorporation                                  20,447,450
     72,000   Northern Trust Corporation                                         6,970,500
    640,074   Pacific Century Financial Corporation                             12,561,452
    830,316   Popular Inc.                                                      23,871,585
    345,000   Southtrust Corporation                                            13,390,313
    157,900   SunTrust Banks Inc.                                               11,033,262
     62,000   TCF Financial Corporation                                          1,755,375
    158,350   U.S. Bancorp                                                       5,413,591
    238,900   Wachovia Corporation                                              18,499,819
  1,220,000   Wells Fargo & Company                                             56,730,000
                                                                            --------------
                                                                               248,815,262
                                                                            --------------

BUILDING MATERIALS & CONSTRUCTION (1.5%)
  1,039,200   Vulcan Materials Company                                          41,827,800
                                                                            --------------

CHEMICALS (5.3%)
    830,000   Air Products & Chemicals Inc.                                     26,871,250
    496,104   E.I. du Pont de Nemours and Company                               29,487,181
    588,300   Great Lakes Chemical Corporation                                  19,524,206
    561,000   International Flavors & Fragrances Inc.                           20,651,812
     45,200   Praxair Inc.                                                       2,017,050
  1,410,300   Sigma-Aldrich Corporation                                         40,369,837
     81,000   The Dow Chemical Company                                           9,487,125
                                                                            --------------
                                                                               148,408,461
                                                                            --------------

COMPUTER SOFTWARE AND SERVICES (7.4%)
     61,100   AutoDesk Inc.                                                      1,790,994
    124,000   Automatic Data Processing Inc.                                     6,122,500
    719,700   Cisco Systems Inc. (a)                                            64,188,244
     30,800   Electronic Data Systems Corporation                                1,980,825
  1,197,500   Microsoft Corporation (a)                                        109,028,663
    344,700   Oracle Corporation (a)                                            23,374,969
                                                                            --------------
                                                                               206,486,195
                                                                            --------------

                                                                       5 -------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

  SHARES                                                                        VALUE
-----------                                                                 --------------
COMPUTERS (7.0%)
    322,200   Compaq Computer Corporation                                   $    7,873,762
  1,437,000   Hewlett-Packard Company                                          136,335,375
    496,400   International Business Machines Corporation                       51,160,225
                                                                            --------------
                                                                               195,369,362
                                                                            --------------

CONSUMER & MARKETING (5.9%)
     63,600   Clorox Co.                                                         2,834,175
    183,800   Colgate-Palmolive Company                                         10,086,025
  1,439,200   Hon Industries Inc.                                               31,122,700
    317,876   Kimberly Clark Corp.                                              20,304,330
    413,700   McDonald's Corporation                                            18,616,500
    464,308   Newell Rubbermaid Inc.                                            15,235,106
    565,100   The Gillette Company                                              22,709,956
    339,400   The Procter & Gamble Company                                      36,655,200
    125,446   Unilever NV                                                        6,828,967
                                                                            --------------
                                                                               164,392,959
                                                                            --------------

ELECTRONIC/ELECTRICAL MFG. (8.2%)
     46,043   ABB Ltd. (a)                                                       4,563,957
     82,300   Applied Materials Inc. (a)                                         8,019,106
     91,900   Diebold Inc.                                                       2,107,956
    109,400   Emerson Electric Co.                                               6,235,800
    771,200   General Electric Company                                         100,256,000
    967,200   Intel Corporation                                                 74,172,150
     91,600   KLA Tencor Corporation (a)                                         7,745,925
    351,600   Linear Technology Corp.                                           24,985,575
                                                                            --------------
                                                                               228,086,469
                                                                            --------------

FINANCIAL SERVICES (2.7%)
    537,200   Citigroup Inc.                                                    28,941,650
    167,400   Federal Home Loan Mortgage                                         8,265,375
    250,800   Federal National Mortgage Association                             16,709,550
    124,600   First Union Corp.                                                  4,820,462
    558,450   MBNA Corporation                                                  14,100,862
     36,400   The Finova Group Inc.                                              1,353,625
                                                                            --------------
                                                                                74,191,524
                                                                            --------------

HEALTH CARE (14.6%)
    294,500   Abbott Laboratories                                               11,191,000
  1,550,000   Biomet Inc.                                                       49,115,625
     59,600   Boston Scientific Corporation (a)                                  1,259,050
    107,050   Covance Inc. (a)                                                   1,164,169
    947,200   Eli Lilly & Co.                                                   67,961,600
  1,240,800   Johnson & Johnson                                                128,733,000
     80,000   Medtronic Inc.                                                     3,110,000
    523,400   Merck & Co. Inc.                                                  41,086,900
  2,880,000   Pfizer Inc.                                                      104,220,000
                                                                            --------------
                                                                               407,841,344
                                                                            --------------

---------
       6

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

  SHARES                                                                        VALUE
-----------                                                                 --------------
MACHINERY & MANUFACTURING (3.8%)
    175,300   AlliedSignal Inc.                                             $   10,485,131
    190,800   AptarGroup Inc.                                                    5,175,450
    370,000   Caterpillar Inc.                                                  17,158,750
    428,200   Corning Incorporated                                              40,116,987
     50,000   Cummins Engine Company Inc.                                        2,025,000
     57,800   Deere & Company                                                    2,481,787
     70,000   Illinois Tool Works Inc.                                           4,532,500
    173,200   Minnesota Mining & Manufacturing Co.                              16,551,425
    337,500   Osmonics Inc. (a)                                                  3,037,500
    171,100   Pall Corporation                                                   4,010,156
                                                                            --------------
                                                                               105,574,686
                                                                            --------------

MEDIA & BROADCASTING (3.5%)
    155,433   Reuters Group PLC ADR                                             10,180,861
    360,181   SBS Broadcasting SA (a)                                           14,587,330
  2,619,540   The Walt Disney Company                                           73,019,678
                                                                            --------------
                                                                                97,787,869
                                                                            --------------

MINING & METALS (.8%)
     36,700   Newmont Mining Corporation                                           869,331
    132,800   Nucor Corporation                                                  6,698,100
    185,000   Rio Tinto PLC ADR                                                 14,383,750
     81,250   Steel Dynamics Inc. (a)                                            1,117,188
                                                                            --------------
                                                                                23,068,369
                                                                            --------------

OIL, GAS, & OTHER ENERGY (6.0%)
    440,400   Barrett Resources Corporation (a)                                 11,698,125
    322,892   BP Amoco PLC ADR                                                  19,676,231
    530,000   Chevron Corporation                                               46,938,125
    106,102   Devon Energy Corporation                                           3,740,096
    646,300   Exxon Corporation                                                 51,259,669
    237,100   Pennzoil-Quaker State Co.                                          2,459,913
    516,300   Royal Dutch Petroleum Company ADR                                 29,945,400
                                                                            --------------
                                                                               165,717,559
                                                                            --------------

RETAILERS (2.2%)
  1,063,200   Wal-Mart Stores Inc.                                              61,266,900
                                                                            --------------

TELECOM & TELECOM EQUIPMENT (14.5%)
    450,000   ADC Telecommunications Inc. (a)                                   23,990,625
    600,000   AT&T Corp.                                                        33,525,000
    575,000   LM Ericsson Telephone Company ADR                                 27,707,813
    638,732   Lucent Technologies Inc.                                          46,667,357
  1,023,729   MCI Worldcom Inc. (a)                                             84,649,592
    264,000   Motorola Inc.                                                     30,162,000
    115,400   Nextlink Communications Inc. (Class A) (a)                         5,770,000
    129,800   Nokia Corporation ADR                                             17,936,738
    346,600   Nortel Networks Corp.                                             25,648,400
  1,497,512   SBC Communications Inc.                                           77,777,030
    347,400   Tele Danmark AS ADR                                               11,095,088
    136,200   U.S. West Inc.                                                     8,452,913
    215,000   Vodafone AirTouch Public Limited Co. ADR (a)                      10,145,313
                                                                            --------------
                                                                               403,527,869
                                                                            --------------

                                                                       7 -------

                          STATE FARM GROWTH FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

  SHARES                                                                        VALUE
-----------                                                                 --------------
UTILITIES & ENERGY (1.4%)
     74,900   CMS Energy Corporation                                        $    2,490,425
    132,000   Duke Energy Corporation                                            6,690,750
     88,500   FPL Group Inc.                                                     3,871,875
    188,674   Scottish Power PLC ADR (a)                                         6,591,798
    288,000   Southern Company                                                   6,732,000
    166,000   Teco Energy Inc.                                                   3,320,000
     98,500   Texas Utilities Company (Holding Co.)                              3,527,531
    112,400   The AES Corporation (a)                                            6,512,175
                                                                            --------------
                                                                                39,736,554
                                                                            --------------
TOTAL COMMON STOCKS
  (cost $1,103,793,558)                                                      2,742,941,101
                                                                            --------------
SHARES OR
PRINCIPAL
AMOUNT
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.5%)
 30,000,000   Ford Motor Credit Company, 5.505% to 5.616%, December, 1999       30,008,883
 10,000,000   U.S. Treasury Bills, 4.670%, January, 2000                         9,951,900
  3,063,268   Chase Vista Treasury Plus Money Market Fund                        3,063,268
                                                                            --------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $43,025,115)                                                            43,024,051
                                                                            --------------

TOTAL INVESTMENTS (99.9%)
  (cost $1,146,818,673)                                                      2,785,965,152

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.1%)                                   474,279
                                                                            --------------
NET ASSETS (100.0%)                                                         $2,786,439,431
                                                                            ==============

Notes:

                  (a)   Non-income producing security.
At November 30, 1999, net unrealized appreciation of $1,639,146,479 consisted of gross unrealized appreciation of $1,666,509,427 and gross unrealized depreciation of
$27,362,948 based on cost of $1,146,818,673 for federal income tax purposes.

                See accompanying notes to financial statements.

---------
       8

                          STATE FARM GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
  Investments, at value (cost
    $1,146,818,673)                                   $2,785,965,152
  Cash                                                         2,946
  Receivable for:
    Dividends and interest                $4,629,871
    Shares of the Fund sold                  714,812       5,344,683
                                          ----------
  Prepaid expenses                                            47,942
                                                      --------------
  Total assets                                         2,791,360,723
                                                      --------------
LIABILITIES AND NET ASSETS
  Payable for:
    Shares of the Fund redeemed            1,093,506
    Securities purchased                   3,000,000
    Other (including $750,584 to
     Manager)                                827,786
                                          ----------
                                                           4,921,292
                                                      --------------
    Total liabilities                                      4,921,292
                                                      --------------
Net assets applicable to 53,626,713
  shares outstanding
  of $0.50 par value common stock
  (100,000,000 shares authorized)                     $2,786,439,431
                                                      ==============
Net asset value, offering price and
  redemption price per share                          $        51.96
                                                      ==============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $1,111,497,452
  Accumulated net realized gain on sales
    of investments                                        13,478,727
  Net unrealized appreciation of
    investments                                        1,639,146,479
  Undistributed net investment income                     22,316,773
                                                      --------------
  Net assets applicable to shares
    outstanding                                       $2,786,439,431
                                                      ==============

                See accompanying notes to financial statements.

                                                                       9 -------

                          STATE FARM GROWTH FUND, INC.
                            STATEMENTS OF OPERATIONS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1999         1998
                                          ------------  -----------
INVESTMENT INCOME:
  Dividends                               $ 33,916,255   29,997,754
  Interest                                   2,390,006    3,413,231
                                          ------------  -----------
                                            36,306,261   33,410,985
  Less: foreign withholding taxes              547,592      297,805
                                          ------------  -----------
  Total investment income                   35,758,669   33,113,180
EXPENSES:
  Investment advisory and management
    fees                                     2,740,037    2,221,492
  Professional fees                             96,955       55,382
  ICI dues                                      55,835       44,841
  Registration fees                             27,350       61,281
  Fidelity bond expense                          8,803        8,367
  Directors' fees                               14,400       16,259
  Reports to shareowners                        81,541       21,287
  Security evaluation fees                       3,128        3,237
  Franchise taxes                               18,148       17,495
  Custodian fees                                21,037       26,161
  Proxy and related expense                         --       31,777
  Other                                            131       10,745
                                          ------------  -----------
  Total expenses                             3,067,365    2,518,324
                                          ------------  -----------
Net investment income                       32,691,304   30,594,856
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on sales of
    investments                             13,478,727    2,197,936
  Change in net unrealized appreciation    368,649,780  306,511,650
                                          ------------  -----------
Net realized and unrealized gain on
  investments                              382,128,507  308,709,586
                                          ------------  -----------
Net change in net assets resulting from
  operations                              $414,819,811  339,304,442
                                          ============  ===========

                See accompanying notes to financial statements.

---------
      10

                          STATE FARM GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED NOVEMBER 30,
                                          -----------------------------
                                               1999           1998
                                          --------------  -------------
FROM OPERATIONS:
  Net investment income                   $   32,691,304     30,594,856
  Net realized gain on sales of
    investments                               13,478,727      2,197,936
  Change in net unrealized appreciation      368,649,780    306,511,650
                                          --------------  -------------
Net change in net assets resulting from
  operations                                 414,819,811    339,304,442
Undistributed net investment income
  included in price of shares issued and
  redeemed                                       666,112        789,317
DISTRIBUTION TO SHAREOWNERS FROM:
  Net investment income                      (30,736,945)   (31,134,862)
  Net realized gain                           (2,197,936)   (52,131,683)
                                          --------------  -------------
Total distributions to shareowners           (32,934,881)   (83,266,545)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                  313,280,990    334,952,191
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                             31,660,456     80,862,911
                                          --------------  -------------
                                             344,941,446    415,815,102
  Less payments for shares redeemed          226,541,809    208,248,185
                                          --------------  -------------
Net increase in net assets from Fund
  share transactions                         118,399,637    207,566,917
                                          --------------  -------------
Total increase in net assets                 500,950,679    464,394,131
NET ASSETS:
  Beginning of year                        2,285,488,752  1,821,094,621
                                          --------------  -------------
  End of year (including undistributed
    net investment income of $22,316,773
    in 1999, and $19,696,302 in 1998)     $2,786,439,431  2,285,488,752
                                          ==============  =============

                See accompanying notes to financial statements.

                                                                       11-------

                          STATE FARM GROWTH FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                       YEAR ENDED NOVEMBER 30,
                       ----------------------------------------------------------------------------------------
                         1999      1998      1997      1996      1995     1994    1993    1992    1991    1990
                       --------  --------  --------  --------  --------  ------  ------  ------  ------  ------
Net asset value,
  beginning of year    $  44.65    39.48     34.55     29.40     22.63   22.21   23.05   20.33   16.77   16.90
INCOME FROM
  INVESTMENT
  OPERATIONS
  Net investment
    income                 0.62     0.61      0.62      0.63      0.50    0.44    0.45    0.43    0.42    0.47
  Net gain or (loss)
    on investments
    (both realized
    and unrealized)        7.33     6.33      7.23      5.17      6.97    0.43   (0.60)   2.70    4.32    0.26
                       --------  -------   -------   -------   -------   -----   -----   -----   -----   -----
  Total from
    investment
    operations             7.95     6.94      7.85      5.80      7.47    0.87   (0.15)   3.13    4.74    0.73
                       --------  -------   -------   -------   -------   -----   -----   -----   -----   -----
LESS DISTRIBUTIONS
  Net investment
    income                (0.59)   (0.64)    (0.61)    (0.53)    (0.52)  (0.45)  (0.45)  (0.41)  (0.54)  (0.40)
  Capital gains           (0.05)   (1.13)    (2.31)    (0.12)    (0.18)     --   (0.24)     --   (0.64)  (0.46)
                       --------  -------   -------   -------   -------   -----   -----   -----   -----   -----
  Total distributions     (0.64)   (1.77)    (2.92)    (0.65)    (0.70)  (0.45)  (0.69)  (0.41)  (1.18)  (0.86)
                       --------  -------   -------   -------   -------   -----   -----   -----   -----   -----
Net asset value, end
  of year              $  51.96    44.65     39.48     34.55     29.40   22.63   22.21   23.05   20.33   16.77
                       ========  =======   =======   =======   =======   =====   =====   =====   =====   =====
TOTAL RETURN              17.93%   18.17%    24.80%    20.09%    33.67%   4.02%  (0.65)% 15.49%  29.79%   4.27%
RATIOS/SUPPLEMENTAL
  DATA
Net assets, end of
  year (millions)      $2,786.4  2,285.5   1,821.1   1,362.9   1,068.6   771.7   725.1   696.1   558.4   414.3
Ratio of expenses to
  average net assets       0.12%    0.12%     0.12%     0.13%     0.14%(a)  0.14%  0.14%  0.16%   0.19%   0.21%
Ratio of net
  investment income
  to average net
  assets                   1.27%    1.47%     1.78%     1.88%     1.95%   2.00%   2.05%   1.99%   2.22%   2.84%
Portfolio turnover
  rate                        2%       1%        6%       16%        3%      3%      2%      2%      1%     16%

----------

(a)  The ratio based on net custodian expenses would have been .13% in 1995.

---------
      12

                         STATE FARM BALANCED FUND, INC.

Dear Shareowner:

The U.S. stock market has generated strong results over your Fund's 1999 fiscal year. The S&P 500 Index produced a total return of 20.9% for the twelve months ended November 30, 1999. The Balanced Fund achieved a total return of 9.7% for the same period. Returns earned by U.S. common stocks have been extraordinary over the past five years. In our opinion, returns of this magnitude are not sustainable over long periods of time.

During 1999 and over the five year period from 1995-99, the return of the S&P 500 has been generated by an increasingly narrow group of stocks. Over the five year period from 1995-99, over 50% of the total return of the S&P 500 Index was generated by only 20 stocks. In 1999, almost 90% of the total return of the S&P 500 Index was generated by only 20 stocks, mainly technology and telecommunications companies.

The portion of your Fund that is not invested in common stocks holds good quality fixed income securities. Over the past twelve months yields on the bonds held by the Fund have increased about 150 basis points (a basis point is .01%). Consequently, their values have fallen, and the total return of the Fund was pulled down by returns of fixed income assets during the fiscal year just ended.

The following graph compares a $10,000 investment in the Balanced Fund over the last ten years to a theoretical investment of the same amount in the S&P 500 Index and Lehman Brothers Intermediate Treasury Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                                       LEHMAN BROTHERS INTERMEDIATE
                                                         BALANCED FUND  S&P 500*                TREASURY**
1989                                                           $10,000    $10,000                                $10,000
1990                                                           $10,829     $9,647                                $10,826
1991                                                           $14,196    $11,612                                $12,221
1992                                                           $16,386    $13,751                                $13,221
1993                                                           $16,863    $15,137                                $14,436
1994                                                           $17,534    $15,300                                $14,192
1995                                                           $22,185    $20,946                                $16,127
1996                                                           $25,686    $26,782                                $17,031
1997                                                           $30,138    $34,425                                $18,093
1998                                                           $33,971    $42,573                                $19,395
1999                                                           $37,273    $51,464                                $19,601
Fund's Average Annual Total Return
1 YEAR                                                         5 YEARS   10 YEARS
9.72%                                                           16.28%     14.06%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
PERFORMANCE.
THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN
INVESTMENT
IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL
COST.

 * The S&P 500 Index is a capitalization-weighted measure of 500 widely held common stocks listed on the New York and American Stock Exchanges and traded in the Over-The-Counter Market.

** The Lehman Brothers Intermediate Treasury Index contains approximately 101
   U.S. Treasury securities maturing within one to ten years.

The S&P 500 Index and the Lehman Brothers Intermediate Treasury Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the indices do not reflect expenses.

The Balanced Fund's common stock holdings of technology firms, telecommunications companies, and telecommunications equipment firms performed very well over the past year. Results produced by the Fund's investments in electric utilities, banks, chemicals, and consumer products were below those of the overall market.

The general composition of your Fund's portfolio changed some over the last twelve months. Positions were initiated or increased in financial services firms, consumer product companies, telecommunications and telecommunications equipment companies, technology firms, pharmaceutical companies, international oil firms, and electrical manufacturing companies.

U.S. Treasury bonds continue to dominate the fixed-income portfolio of the Fund. However, additions to the portfolio in 1999 emphasized good quality corporate and U.S. Agency bonds because their yields appeared attractive when compared to those available on U.S. Treasury securities. Corporate and Agency bonds now represent 29% of the Fund's total bond portfolio. The overall maturity structure of fixed-income investments has not changed much over the course of the year. The average weighted maturity of long-term obligations stands at approximately
5.6 years up from 5.2 years a year ago. Maturities or likely calls are spread mostly over the next ten years.

                                                                       13-------

                         STATE FARM BALANCED FUND, INC.

Business conditions appear to be generally favorable around the world. Economic activity is quite strong in the U.S. and is reasonably firm in Europe. Japan and the emerging economies of the world appear to be recovering slowly.

As investors, it is interesting to look back over the past century and examine the total returns achieved by various asset classes. A British publication, The Economist, recently calculated the average annual total returns expressed in dollars from 1900-99 for those asset classes with sufficient historical data. They are presented in the following table:

                   Average Annual Total Returns from 1900-99
                                In Percent Terms

US Shares                                        10%
UK Shares                                         8%
French Shares                                     7%
US Treasury Bonds                                 5%
US Treasury Bills                                 4%
US Inflation                                      3%
Gold                                              3%
Silver                                            2%

It is obvious from the table that over the past century common stocks have provided higher returns than government bonds or precious metals. Importantly, U.S. shares have provided significantly higher returns than the U.S. inflation rate. However, it is important to understand that the variability of common stock returns is substantially greater than the variability of U.S. government bond returns or the U.S. inflation rate. While a 10% average annual return from U.S. common stocks over the century may appear relatively modest, the power of compounding can be deceptive. One dollar growing at 10% per year is worth $13,781 in 100 years. A 10% growth rate is quite meaningful over a typical career. One dollar growing at 10% per year is worth $17 after 30 years and $45 after 40 years.

Given the very strong performance recently of common stocks associated with the Internet, it is appropriate to place this important technology within a historical context. Throughout history, major technological developments have often triggered periods of speculative financial activity and valuation. For example, the development of steam power and the railroads, the discovery and application of hydrocarbons, the discovery of electricity, the invention of the automobile and the airplane, the commercial promise of atomic energy, the advent of biotechnology, and the development of the personal computer often were accompanied by periods of financial speculation. It is very difficult to predict in advance how these technologies will be utilized by society and what the commercial and financial ramifications will be. Quite often, the early pioneers are not the long-term commercial winners. The development of the personal computer provides an interesting case study. Of the scores of personal computer firms which were created in the early 1980s, only Apple Computer (with a turbulent managerial and financial history) remains in existence. The real beneficiaries of the technology were a group of semiconductor chip, software, and personal computer firms which developed later. The financial speculation associated with the Internet is quite large. Investors should be cautious and thoughtful about their participation in it. The Balanced Fund is unlikely to ever own the highest Internet flyers, but is positioned to benefit from the development of the Internet through its ownership of shares of several well managed and highly profitable major technology, media, telecommunications and telecommunications equipment firms.

When measured by virtually all general standards, U.S. common stocks are selling at the high end of historical valuation levels. To cope with the inevitable uncertainties of financial markets, we encourage a disciplined long-term program of periodic investments in the Balanced Fund. Such an investment program cannot ensure a profit, but it should allow shareowners to capture the benefits of dollar cost averaging and to participate in any long-term appreciation of common stock prices. Dependable income should be generated from bond holdings. We strive to invest the Fund's assets in good quality bonds and common stocks of growing companies with fine managements and are confident that these investments will produce satisfactory long-term results. Risk is managed, but not eliminated, through broad diversification in globally competitive firms in essential businesses.

The directors have declared a capital gains distribution of $.57 per Balanced Fund share which was paid on December 20, 1999. A semi-annual income dividend of $.79 per share was also paid on December 20, 1999. Both were used to purchase additional shares for your account unless you have elected to receive payments directly by check.

Sincerely,

                     [SIG]                                             [SIG]
                 Paul N. Eckley                                    Kurt G. Moser
                 Vice President                                    Vice President

---------
      14

                         STATE FARM BALANCED FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               NOVEMBER 30, 1999

  SHARES                                                                     VALUE
-----------                                                               ------------
COMMON STOCKS (68.1%)
AGRICULTURE, FOODS, & BEVERAGE (3.7%)
    853,118  Archer-Daniels-Midland Company                               $ 10,610,655
     26,000  Campbell Soup Company                                           1,160,250
    310,000  Kellogg Company                                                10,501,250
     58,000  Sara Lee Corporation                                            1,406,500
    190,000  The Coca-Cola Company                                          12,789,375
                                                                          ------------
                                                                            36,468,030
                                                                          ------------
BANKS (5.7%)
     49,960  ABN Amro Holding NV                                             1,218,159
     52,312  Amsouth Bancorporation                                          1,180,290
     36,700  Bank of America Corporation                                     2,146,950
    184,100  Bank One Corporation                                            6,489,525
     25,650  First Security Corporation                                        721,406
     12,300  First Virginia Banks Inc.                                         558,112
     17,700  Golden West Financial
               Corporation                                                   1,786,594
     10,900  JP Morgan & Co. Incorporated                                    1,433,350
      1,900  M&T Bank Corporation                                              893,000
     20,500  Northern Trust Corporation                                      1,984,656
    180,960  Pacific Century Financial
               Corporation                                                   3,551,340
    166,924  Popular Inc.                                                    4,799,065
     99,000  Southtrust Corporation                                          3,842,438
     21,400  SunTrust Banks Inc.                                             1,495,325
     17,600  TCF Financial Corporation                                         498,300
     19,251  U.S. Bancorp                                                      658,144
     75,700  Wachovia Corporation                                            5,862,019
    373,800  Wells Fargo & Company                                          17,381,700
                                                                          ------------
                                                                            56,500,373
                                                                          ------------
BUILDING MATERIALS & CONSTRUCTION (.6%)
    160,200  Vulcan Materials Company                                        6,448,050
                                                                          ------------
CHEMICALS (3.4%)
    230,000  Air Products & Chemicals Inc.                                   7,446,250
    108,705  E.I. du Pont de Nemours and
               Company                                                       6,461,153
    141,400  Great Lakes Chemical
               Corporation                                                   4,692,712
    120,000  International Flavors &
               Fragrances Inc.                                               4,417,500
     11,800  Praxair Inc.                                                      526,575
    245,500  Sigma-Aldrich Corporation                                       7,027,437
     23,000  The Dow Chemical Company                                        2,693,875
                                                                          ------------
                                                                            33,265,502
                                                                          ------------
COMPUTER SOFTWARE AND SERVICES (2.3%)
     15,500  AutoDesk Inc.                                                     454,344
     67,700  Cisco Systems Inc. (a)                                          6,037,994
      8,800  Electronic Data Systems
               Corporation                                                     565,950
    168,600  Microsoft Corporation (a)                                      15,350,507
                                                                          ------------
                                                                            22,408,795
                                                                          ------------
COMPUTERS (5.0%)
    377,000  Hewlett-Packard Company                                        35,767,875
    137,200  International Business
               Machines Corporation                                         14,140,175
                                                                          ------------
                                                                            49,908,050
                                                                          ------------

                                                                       15-------

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

  SHARES                                                                     VALUE
-----------                                                               ------------
CONSUMER & MARKETING (4.7%)
     22,200  Clorox Co.                                                   $    989,287
    160,000  Hon Industries Inc.                                             3,460,000
    177,937  Kimberly Clark Corp.                                           11,365,726
     96,700  McDonald's Corporation                                          4,351,500
    136,218  Newell Rubbermaid Inc.                                          4,469,653
    300,000  The Gillette Company                                           12,056,250
     81,600  The Procter & Gamble Company                                    8,812,800
     22,857  Unilever NV                                                     1,244,278
                                                                          ------------
                                                                            46,749,494
                                                                          ------------
ELECTRONIC/ELECTRICAL MFG. (5.0%)
     28,600  Applied Materials Inc. (a)                                      2,786,712
     10,100  Diebold Inc.                                                      231,669
     31,200  Emerson Electric Co.                                            1,778,400
    159,900  General Electric Company                                       20,787,000
    251,400  Intel Corporation                                              19,279,237
     18,700  KLA Tencor Corporation (a)                                      1,581,319
     40,800  Linear Technology Corp.                                         2,899,350
                                                                          ------------
                                                                            49,343,687
                                                                          ------------
FINANCIAL SERVICES (.8%)
     66,750  Citigroup Inc.                                                  3,596,156
    160,650  MBNA Corporation                                                4,056,412
      9,900  The Finova Group Inc.                                             368,156
                                                                          ------------
                                                                             8,020,724
                                                                          ------------
HEALTH CARE (9.9%)
     38,700  Allergan Inc.                                                   3,807,112
    405,000  Biomet Inc.                                                    12,833,437
     31,025  Covance Inc. (a)                                                  337,397
    212,000  Eli Lilly & Co.                                                15,211,000
    198,000  Johnson & Johnson                                              20,542,500
     21,600  Medtronic Inc.                                                    839,700
    123,400  Merck & Co. Inc.                                                9,686,900
    960,000  Pfizer Inc.                                                    34,740,000
                                                                          ------------
                                                                            97,998,046
                                                                          ------------
MACHINERY & MANUFACTURING (2.8%)
     44,600  AlliedSignal Inc.                                               2,667,637
     45,900  AptarGroup Inc.                                                 1,245,038
    100,000  Caterpillar Inc.                                                4,637,500
    124,100  Corning Incorporated                                           11,626,619
     14,700  Deere & Company                                                   631,181
     20,000  Illinois Tool Works Inc.                                        1,295,000
     47,700  Minnesota Mining &
               Manufacturing Co.                                             4,558,331
     84,375  Osmonics Inc. (a)                                                 759,375
                                                                          ------------
                                                                            27,420,681
                                                                          ------------
MEDIA & BROADCASTING (4.2%)
     42,000  Lee Enterprises Incorporated                                    1,189,125
     42,000  Lee Enterprises Incorporated
               Class B                                                       1,189,125
    173,333  Reuters Group PLC ADR                                          11,353,312
    993,495  The Walt Disney Company                                        27,693,673
                                                                          ------------
                                                                            41,425,235
                                                                          ------------

---------
      16

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

  SHARES                                                                     VALUE
-----------                                                               ------------
MINING & METALS (1.0%)
     29,200  Newmont Mining Corporation                                   $    691,675
    109,200  Nucor Corporation                                               5,507,775
     50,000  Rio Tinto PLC ADR                                               3,887,500
     18,750  Steel Dynamics Inc. (a)                                           257,813
                                                                          ------------
                                                                            10,344,763
                                                                          ------------
OIL, GAS, & OTHER ENERGY (4.4%)
     89,986  BP Amoco PLC ADR                                                5,483,522
    144,000  Chevron Corporation                                            12,753,000
     29,185  Devon Energy Corporation                                        1,028,771
    164,500  Exxon Corporation                                              13,046,906
     65,220  Pennzoil-Quaker State Co.                                         676,658
    188,700  Royal Dutch Petroleum Company
               ADR                                                          10,944,600
                                                                          ------------
                                                                            43,933,457
                                                                          ------------
RETAILERS (.9%)
    149,600  Wal-Mart Stores Inc.                                            8,620,700
                                                                          ------------
TELECOM & TELECOM EQUIPMENT (12.6%)
    258,200  ADC Telecommunications
               Inc. (a)                                                     13,765,288
    255,000  AT&T Corp.                                                     14,248,125
    136,000  LM Ericsson Telephone Company
               ADR                                                           6,553,500
    220,376  Lucent Technologies Inc.                                       16,101,222
    324,657  MCI Worldcom Inc. (a)                                          26,845,076
     64,000  Motorola Inc.                                                   7,312,000
     29,800  Nextlink Communications Inc.
               (Class A) (a)                                                 1,490,000
     22,100  Nokia Corporation ADR                                           3,053,944
     89,200  Nortel Networks Corp.                                           6,600,800
    470,024  SBC Communications Inc.                                        24,411,872
     23,100  U.S. West Inc.                                                  1,433,644
     60,000  Vodafone AirTouch Public
               Limited Co. ADR (a)                                           2,831,250
                                                                          ------------
                                                                           124,646,721
                                                                          ------------
UTILITIES & ENERGY (1.1%)
     20,800  CMS Energy Corporation                                            691,600
     36,000  Duke Energy Corporation                                         1,824,750
     25,200  FPL Group Inc.                                                  1,102,500
     49,300  Scottish Power PLC ADR (a)                                      1,722,419
     80,000  Southern Company                                                1,870,000
     47,300  Teco Energy Inc.                                                  946,000
     28,000  Texas Utilities Company
               (Holding Co.)                                                 1,002,750
     30,200  The AES Corporation (a)                                         1,749,713
                                                                          ------------
                                                                            10,909,732
                                                                          ------------
TOTAL COMMON STOCKS
  (cost $267,308,424)                                                      674,412,040
                                                                          ------------

                                                                       17-------

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

PRINCIPAL                                    COUPON       MATURITY
AMOUNT                                        RATE          DATE             VALUE
--------------------------------------------------------------------------------------
CORPORATE BONDS (7.8%)
AGRICULTURE, FOODS, & BEVERAGE (.8%)
$ 3,000,000  Pioneer Hi-Bred International
               Inc.                          5.750%  January 15, 2009     $  2,732,430
  3,000,000  Dean Foods Company              6.625%  May 15, 2009            2,841,090
  2,950,000  Archer-Daniels-Midland Company  5.870%  November 15, 2010       2,937,669
                                                                          ------------
                                                                             8,511,189
                                                                          ------------

AUTOMOTIVE (.6%)
  3,000,000  Daimler Chrysler North America  6.900%  September 1, 2004       2,993,250
  3,000,000  Ford Motor Credit Company       5.800%  January 12, 2009        2,703,420
                                                                          ------------
                                                                             5,696,670
                                                                          ------------

BUILDING MATERIALS & CONSTRUCTION (.3%)
  3,000,000  Vulcan Materials Company        6.000%  April 1, 2009           2,734,590
                                                                          ------------

CHEMICALS (.6%)
  3,000,000  PPG Industries Inc.             6.750%  August 15, 2004         2,959,200
  3,250,000  E.I. du Pont de Nemours and
               Company                       6.750%  October 15, 2004        3,235,733
                                                                          ------------
                                                                             6,194,933
                                                                          ------------

COMPUTERS (.3%)
  3,000,000  International Business
               Machines Corporation          5.375%  February 1, 2009        2,675,220
                                                                          ------------

CONSUMER & MARKETING (.5%)
  2,000,000  Hasbro Inc.                     5.600%  November 1, 2005        1,829,400
  3,000,000  The Procter & Gamble Company    6.875%  September 15, 2009      2,987,190
                                                                          ------------
                                                                             4,816,590
                                                                          ------------

CONTAINERS & PACKAGING (.4%)
  5,000,000  Avery Dennison Corp.            5.900%  December 1, 2008        4,476,000
                                                                          ------------

ELECTRONIC/ELECTRICAL MFG. (.3%)
  3,000,000  Emerson Electric Co.            5.850%  March 15, 2009          2,762,400
                                                                          ------------

FINANCIAL SERVICES (.3%)
  3,000,000  Household Finance               7.200%  July 15, 2006           2,996,010
                                                                          ------------

HEALTH CARE (.6%)
  3,000,000  Johnson & Johnson               6.625%  September 1, 2009       2,947,200
  3,000,000  Becton Dickinson & Co.          7.150%  October 1, 2009         2,922,600
                                                                          ------------
                                                                             5,869,800
                                                                          ------------

MACHINERY & MANUFACTURING (.9%)
  3,000,000  United Technologies Corp.       7.000%  September 15, 2006      2,977,470
  3,000,000  Illinois Tool Works Inc.        5.750%  March 1, 2009           2,737,260
  3,000,000  Caterpillar Inc.                7.250%  September 15, 2009      2,994,630
                                                                          ------------
                                                                             8,709,360
                                                                          ------------

MEDIA & BROADCASTING (.3%)
  3,000,000  The Washington Post Company     5.500%  February 15, 2009       2,674,980
                                                                          ------------

---------
      18

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

PRINCIPAL                                    COUPON       MATURITY
AMOUNT                                        RATE          DATE             VALUE
-----------                                  ------  -------------------  ------------
OIL, GAS, & OTHER ENERGY (.2%)
$ 3,000,000  Texaco Capital                  5.500%  January 15, 2009     $  2,662,410
                                                                          ------------

RETAILERS (.6%)
  3,000,000  Albertsons Inc.                 6.950%  August 1, 2009          2,932,980
  3,000,000  Wal-Mart Stores Inc.            6.875%  August 10, 2009         2,976,900
                                                                          ------------
                                                                             5,909,880
                                                                          ------------

TELECOM & TELECOM EQUIPMENT (.8%)
  5,000,000  US West Communications          5.625%  November 15, 2008       4,404,300
  3,000,000  AT&T Corp.                      6.000%  March 15, 2009          2,765,790
  1,000,000  New England Telephone &
               Telegraph Co.                 5.875%  April 15, 2009            906,070
                                                                          ------------
                                                                             8,076,160
                                                                          ------------

UTILITIES & ENERGY (.3%)
  3,000,000  Alabama Power Company           7.125%  August 15, 2004         2,990,070
                                                                          ------------
TOTAL CORPORATE BONDS
  (cost $81,676,545)                                                        77,756,262
                                                                          ------------
U.S. TREASURY OBLIGATIONS (21.7%)
  3,000,000  U.S. Treasury Notes             6.375%  January 15, 2000        3,002,160
  2,000,000  U.S. Treasury Notes             8.500%  February 15, 2000       2,012,220
  3,000,000  U.S. Treasury Notes             6.875%  March 31, 2000          3,013,650
  3,000,000  U.S. Treasury Notes             5.500%  April 15, 2000          2,999,340
  5,000,000  U.S. Treasury Notes             6.250%  May 31, 2000            5,015,200
  3,000,000  U.S. Treasury Notes             8.750%  August 15, 2000         3,061,290
  3,000,000  U.S. Treasury Notes             8.500%  November 15, 2000       3,074,100
  4,200,000  U.S. Treasury Notes             7.750%  February 15, 2001       4,287,696
  5,000,000  U.S. Treasury Notes             6.375%  March 31, 2001          5,026,250
    625,000  U.S. Treasury Bonds             13.125% May 15, 2001              686,556
  2,000,000  U.S. Treasury Notes             8.000%  May 15, 2001            2,056,040
    680,000  U.S. Treasury Bonds             13.375% August 15, 2001           760,131
  4,000,000  U.S. Treasury Notes             7.875%  August 15, 2001         4,119,120
  5,500,000  U.S. Treasury Notes             7.500%  November 15, 2001       5,648,445
  5,000,000  U.S. Treasury Bonds             14.250% February 15, 2002       5,837,900
  2,000,000  U.S. Treasury Notes             7.500%  May 15, 2002            2,065,840
  5,000,000  U.S. Treasury Notes             6.000%  July 31, 2002           4,996,600
  7,500,000  U.S. Treasury Notes             6.375%  August 15, 2002         7,552,725
  2,570,000  U.S. Treasury Bonds             11.625% November 15, 2002       2,945,477
  5,000,000  U.S. Treasury Notes             6.250%  February 15, 2003       5,020,450
  3,000,000  U.S. Treasury Bonds             10.750% May 15, 2003            3,417,150
  9,000,000  U.S. Treasury Notes             5.750%  August 15, 2003         8,888,850
  5,500,000  U.S. Treasury Bonds             11.875% November 15, 2003       6,564,800
  9,000,000  U.S. Treasury Notes             5.875%  February 15, 2004       8,927,460
  9,000,000  U.S. Treasury Notes             7.250%  May 15, 2004            9,367,740
  6,000,000  U.S. Treasury Notes             7.250%  August 15, 2004         6,256,740
  1,500,000  U.S. Treasury Bonds             11.625% November 15, 2004       1,835,460
  5,000,000  U.S. Treasury Notes             7.500%  February 15, 2005       5,276,500
  1,785,000  U.S. Treasury Bonds             8.250%  May 15, 2005            1,804,403
  7,500,000  U.S. Treasury Notes             6.500%  May 15, 2005            7,593,750
  4,800,000  U.S. Treasury Bonds             10.750% August 15, 2005         5,804,640

                                                                       19-------

                         STATE FARM BALANCED FUND, INC.
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                               NOVEMBER 30, 1999

 PRINCIPAL                                   COUPON       MATURITY
  AMOUNT                                      RATE          DATE             VALUE
-----------                                  ------  -------------------  ------------
$ 6,000,000  U.S. Treasury Notes             %5.875  November 15, 2005    $  5,902,020
 11,500,000  U.S. Treasury Bonds             9.375%  February 15, 2006      13,300,785
  6,000,000  U.S. Treasury Notes             6.875%  May 15, 2006            6,190,620
  3,000,000  U.S. Treasury Notes             7.000%  July 15, 2006           3,116,370
  4,000,000  U.S. Treasury Notes             6.500%  October 15, 2006        4,046,160
 10,000,000  U.S. Treasury Notes             6.250%  February 15, 2007       9,982,100
 11,000,000  U.S. Treasury Notes             6.625%  May 15, 2007           11,207,020
  4,000,000  U.S. Treasury Notes             6.125%  August 15, 2007         3,956,480
 10,000,000  U.S. Treasury Notes             5.500%  February 15, 2008       9,524,800
  1,000,000  U.S. Treasury Bonds             10.375% November 15, 2009       1,165,080
  7,000,000  U.S. Treasury Bonds             10.000% May 15, 2010            8,127,700
                                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (cost $220,390,521)                                                      215,437,818
                                                                          ------------
GOVERNMENT AGENCY SECURITIES (1.0%)
 10,000,000  Federal National Mortgage
               Association
               (cost $9,523,438)             6.000%  May 15, 2008            9,501,500
                                                                          ------------
SHARES OR
PRINCIPAL
AMOUNT
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (.9%)
  1,700,000  Ford Motor Credit Company,
               5.616%, December, 1999                                        1,700,530
  5,000,000  U.S. Treasury Bills, 4.670%,
               January, 2000                                                 4,975,950
  2,082,036  Chase Vista Treasury Plus
               Money Market Fund                                             2,082,036
                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS
  (cost $8,757,992)                                                          8,758,516
                                                                          ------------

TOTAL INVESTMENTS (99.5%)
  (cost $587,656,920)                                                      985,866,136

CASH AND OTHER ASSETS, NET OF LIABILITIES (0.5%)                             4,857,766
                                                                          ------------
NET ASSETS (100.0%)                                                       $990,723,902
                                                                          ============

Notes:

(a)  Non-income producing security.
At November 30, 1999, net unrealized appreciation of $398,209,216 consisted of gross unrealized appreciation of $413,638,806 and gross unrealized depreciation of $15,429,590 based on cost of $587,656,920 for federal income tax purposes.

                See accompanying notes to financial statements.

---------
      20

                         STATE FARM BALANCED FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
  Investments, at value (cost
    $587,656,920)                                     $985,866,136
  Cash                                                       4,058
  Receivable for:
    Dividends and interest                $5,548,228
    Shares of the Fund sold                  255,020     5,803,248
                                          ----------
  Prepaid expenses                                          19,219
                                                      ------------
  Total assets                                         991,692,661
                                                      ------------
LIABILITIES AND NET ASSETS
  Payable for:
    Shares of the Fund redeemed              626,768
    Other (including $297,302 to
     Manager)                                341,991       968,759
                                          ----------  ------------
    Total liabilities                                      968,759
                                                      ------------
Net assets applicable to 18,766,813
  shares outstanding of
  $1.00 par value common stock
  (40,000,000 shares authorized)                      $990,723,902
                                                      ============
Net asset value, offering price and
  redemption price per share                          $      52.79
                                                      ============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $555,375,580
  Accumulated net realized gain on sales
    of investments                                      10,843,298
  Net unrealized appreciation of
    investments                                        398,209,216
  Undistributed net investment income                   26,295,808
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $990,723,902
                                                      ============

                See accompanying notes to financial statements.

                                                                       21-------

                         STATE FARM BALANCED FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          ------------------------
                                             1999         1998
                                          -----------  -----------
INVESTMENT INCOME:
  Dividends                               $ 8,844,759    9,838,359
  Interest                                 21,001,785   19,172,814
                                          -----------  -----------
                                           29,846,544   29,011,173
  Less: foreign withholding taxes             144,691      113,470
                                          -----------  -----------
  Total investment income                  29,701,853   28,897,703
EXPENSES:
  Investment advisory and management
    fees                                    1,113,753      980,972
  Professional fees                            61,649       33,191
  ICI dues                                     23,365       20,048
  Registration fees                             8,879       20,140
  Fidelity bond expense                         5,377        4,827
  Directors' fees                               7,200        8,129
  Reports to shareowners                       32,580       11,907
  Security evaluation fees                      4,571        4,893
  Franchise taxes                              17,600       17,229
  Custodian fees                               17,895       17,454
  Proxy and related expense                        --       14,077
  Other                                           131          140
                                          -----------  -----------
  Total expenses                            1,293,000    1,133,007
                                          -----------  -----------
Net investment income                      28,408,853   27,764,696
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on sales of
    investments                            10,843,298      446,940
  Change in net unrealized appreciation    48,274,008   70,040,582
                                          -----------  -----------
Net realized and unrealized gain on
  investments                              59,117,306   70,487,522
                                          -----------  -----------
Net change in net assets resulting from
  operations                              $87,526,159   98,252,218
                                          ===========  ===========

                See accompanying notes to financial statements.

---------
      22

                         STATE FARM BALANCED FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1999         1998
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 28,408,853   27,764,696
  Net realized gain on sales of
    investments                             10,843,298      446,940
  Change in net unrealized appreciation     48,274,008   70,040,582
                                          ------------  -----------
Net change in net assets resulting from
  operations                                87,526,159   98,252,218
Undistributed net investment income
  included in price of shares issued and
  redeemed                                     270,649      714,370
DISTRIBUTIONS TO SHAREOWNERS FROM:
Net investment income                      (27,062,617) (26,507,020)
Net realized gain                             (382,353) (11,354,841)
                                          ------------  -----------
Total distributions to shareowners         (27,444,970) (37,861,861)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                112,775,656  143,691,069
  Reinvestment of ordinary income
    dividends and capital gain
    distributions                           26,064,784   36,429,240
                                          ------------  -----------
                                           138,840,440  180,120,309
  Less payments for shares redeemed        101,669,744  110,302,865
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                        37,170,696   69,817,444
                                          ------------  -----------
Total increase in net assets                97,522,534  130,922,171
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        893,201,368  762,279,197
                                          ------------  -----------
  End of year (including undistributed
    net investment income of $26,295,808
    in 1999, and $24,614,336 in 1998)     $990,723,902  893,201,368
                                          ============  ===========

                See accompanying notes to financial statements.

                                                                       23-------

                         STATE FARM BALANCED FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                            YEAR ENDED NOVEMBER 30,
                                --------------------------------------------------------------------------------
                                 1999    1998    1997    1996      1995    1994    1993    1992    1991    1990
                                ------  ------  ------  ------    ------  ------  ------  ------  ------  ------
Net asset value, beginning of
  year                          $49.54  46.09   42.04   37.76     31.12   30.88   31.24   27.98   22.72   22.27
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income           1.51   1.54    1.40    1.39      1.25    1.03    0.98    0.98    0.94    1.06
  Net gain or (loss) on
    investments (both realized
    and unrealized)               3.23   4.14    5.45    4.38      6.77    0.17   (0.09)   3.29    5.81    0.74
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
  Total from investment
    operations                    4.74   5.68    6.85    5.77      8.02    1.20    0.89    4.27    6.75    1.80
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
LESS DISTRIBUTIONS
  Net investment income          (1.47) (1.54)  (1.47)  (1.30)    (1.19)  (0.89)  (1.01)  (0.89)  (1.03)  (0.92)
  Capital gains                  (0.02) (0.69)  (1.33)  (0.19)    (0.19)  (0.07)  (0.24)  (0.12)  (0.46)  (0.43)
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
  Total distributions            (1.49) (2.23)  (2.80)  (1.49)    (1.38)  (0.96)  (1.25)  (1.01)  (1.49)  (1.35)
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
Net asset value, end of year    $52.79  49.54   46.09   42.04     37.76   31.12   30.88   31.24   27.98   22.72
                                ======  =====   =====   =====     =====   =====   =====   =====   =====   =====
TOTAL RETURN                      9.72% 12.72%  17.33%  15.78%    26.53%   3.98%   2.91%  15.43%  31.09%   8.29%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)                    $990.7  893.2   762.3   626.1     499.7   370.5   327.8   259.7   173.5   108.8
Ratio of expenses to average
  net assets                      0.13%  0.14%   0.14%   0.15%     0.17%(a)  0.17%  0.19%  0.22%   0.26%   0.27%
Ratio of net investment income
  to average net assets           2.96%  3.34%   3.42%   3.63%     3.66%   3.36%   3.20%   3.29%   3.66%   4.87%
Portfolio turnover rate              5%     2%      6%      9%        6%      4%      4%      4%      1%     10%

----------

(a)  The ratio based on net custodian expenses would have been .16% in 1995.

---------
      24

                         STATE FARM INTERIM FUND, INC.

Dear Shareowner:

Interest rates have been rising throughout 1999. Yields on the U.S. Treasury securities which dominate the investments of your Fund now stand at levels that are about 150 basis points (a basis point is .01%) higher than those which existed a year ago. Consequently values of investments held by the Fund have declined, and its net asset value has fallen 5.1% over the past twelve months. The Fund's total return, which includes the reinvestment of dividends and decrease in net asset value, for the year was 1.35%.

The following graph compares a $10,000 investment in the Interim Fund over the last ten years to a theoretical investment of the same amount in the Lehman Brothers 1-5 year U.S. Treasury Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                         LEHMAN BROTHERS
                                                             INTERIM       1-5 YEAR TREASURY
                                                                FUND                  INDEX*
1989                                                         $10,000                 $10,000
1990                                                         $10,829                 $10,878
1991                                                         $12,073                 $12,214
1992                                                         $12,931                 $13,114
1993                                                         $13,933                 $13,981
1994                                                         $13,813                 $13,893
1995                                                         $15,455                 $15,559
1996                                                         $16,296                 $16,448
1997                                                         $17,268                 $17,444
1998                                                         $18,704                 $18,873
1999                                                         $18,956                 $19,308
Fund's Average Annual Total Return
1 YEAR                                                       5 YEARS                10 YEARS
1.35%                                                          6.54%                   6.60%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
PERFORMANCE.
THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN
INVESTMENT
IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL
COST.

 * The Lehman Brothers 1-5 Year U.S. Treasury Index presently contains approximately 75 U.S. Treasury Securities maturing within one to five years.

The Lehman Brothers 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses.

The increase of interest rates over the past year can be primarily attributed to the strength of the U.S. economy while most global economies are also expanding. Real GDP growth in the U.S. for the third quarter is now gauged at a 5.5% annual rate. GDP growth has averaged 4% annually for the last four years.

Investors and policy makers are concerned that the economy is growing in excess of its non-inflationary potential. Consequently, Federal Reserve officials have raised short-term interest rates by 75 basis points in three separate actions since June, and market yields have moved sharply upward. So far, inflation has been restrained by high levels of productivity, and there has been ample capacity to support the rapid economic growth. However, capital markets inevitably attempt to look forward and somehow embody collective expectations of investors at every point in time. Presently, the marketplace is suggesting that a higher level of inflation is expected in the near future. It appears that high employment and tight labor market conditions are being viewed as the most likely potential source of any acceleration of inflation.

We tend to feel that bonds are beginning to represent reasonably good value at present interest rate levels even though further tightening by the Federal Reserve Board may occur with some accompanying rise in bond yields. Real yields on U.S. Treasury bonds are around 3.5% after deducting the current level of inflation. From a long-term perspective, we lean towards feeling that behavior of the Federal Reserve Board and vigilant bond market investors will pull together in order to keep inflation from getting out of control. However, as we have stated to you many times in the past, we fully acknowledge the absolute unpredictability of the future.

The general composition of the Fund's portfolio changed very little over the year with primary investments consisting of U.S. Treasury issues which mature regularly over the next six years. The weighted average maturity of the portfolio presently stands at three years, which is unchanged from a year ago. The relatively short maturity structure of the portfolio tends to mitigate fluctuations in the Fund's net asset value. The high quality investments provide a dependable flow of dividend income.

                                                                       25-------

                         STATE FARM INTERIM FUND, INC.

As you know the Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.

Sincerely,

                     [SIG]                                             [SIG]
                 Kurt G. Moser                                   Donald E. Heltner
                 Vice President                                    Vice President

---------
      26

                         STATE FARM INTERIM FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               November 30, 1999

Principal                                   Coupon       Maturity
  amount                                     Rate          Date             Value
----------                                  ------  -------------------  ------------
U.S. TREASURY OBLIGATIONS (97.7%)
$2,000,000  U.S. Treasury Notes             6.375%  January 15, 2000     $  2,001,440
 2,000,000  U.S. Treasury Notes             8.500%  February 15, 2000       2,012,220
 1,000,000  U.S. Treasury Notes             6.875%  March 31, 2000          1,004,550
 6,250,000  U.S. Treasury Notes             5.500%  April 15, 2000          6,248,625
 1,000,000  U.S. Treasury Notes             6.750%  April 30, 2000          1,004,670
 1,000,000  U.S. Treasury Notes             8.875%  May 15, 2000            1,015,270
 1,000,000  U.S. Treasury Notes             6.250%  May 31, 2000            1,003,040
 4,000,000  U.S. Treasury Notes             8.750%  August 15, 2000         4,081,720
 3,750,000  U.S. Treasury Notes             8.500%  November 15, 2000       3,842,625
 3,000,000  U.S. Treasury Notes             5.500%  December 31, 2000       2,987,580
 1,000,000  U.S. Treasury Notes             5.250%  January 31, 2001          992,900
 4,000,000  U.S. Treasury Notes             7.750%  February 15, 2001       4,083,520
 4,000,000  U.S. Treasury Notes             5.625%  February 28, 2001       3,985,960
 5,000,000  U.S. Treasury Notes             8.000%  May 15, 2001            5,140,100
 4,000,000  U.S. Treasury Notes             7.875%  August 15, 2001         4,119,120
 3,000,000  U.S. Treasury Notes             6.375%  September 30, 2001      3,018,330
 4,000,000  U.S. Treasury Notes             7.500%  November 15, 2001       4,107,960
 4,000,000  U.S. Treasury Bonds             14.250% February 15, 2002       4,670,320
 4,000,000  U.S. Treasury Notes             7.500%  May 15, 2002            4,131,680
 8,000,000  U.S. Treasury Notes             6.375%  August 15, 2002         8,056,240
 4,000,000  U.S. Treasury Bonds             11.625% November 15, 2002       4,584,400
 5,000,000  U.S. Treasury Notes             5.750%  November 30, 2002       4,958,550
 6,000,000  U.S. Treasury Notes             6.250%  February 15, 2003       6,024,540
 7,000,000  U.S. Treasury Notes             5.750%  April 30, 2003          6,923,560
 2,000,000  U.S. Treasury Bonds             10.750% May 15, 2003            2,278,100
 2,000,000  U.S. Treasury Bonds             11.125% August 15, 2003         2,318,260
 7,000,000  U.S. Treasury Notes             5.750%  August 15, 2003         6,913,550
 1,000,000  U.S. Treasury Bonds             11.875% November 15, 2003       1,193,600
 3,000,000  U.S. Treasury Notes             5.875%  February 15, 2004       2,975,820
 8,000,000  U.S. Treasury Notes             7.250%  May 15, 2004            8,326,880
 5,000,000  U.S. Treasury Notes             7.250%  August 15, 2004         5,213,950
 8,000,000  U.S. Treasury Notes             7.875%  November 15, 2004       8,556,400
 4,000,000  U.S. Treasury Notes             7.500%  February 15, 2005       4,221,200
 4,000,000  U.S. Treasury Notes             6.500%  May 15, 2005            4,050,000
 8,000,000  U.S. Treasury Notes             6.500%  August 15, 2005         8,100,240
 4,000,000  U.S. Treasury Notes             5.875%  November 15, 2005       3,934,680
                                                                         ------------
Total U.S. treasury obligations
  (cost $154,727,422)                                                     148,081,600
                                                                         ------------

                                      Shares or
                                      Principal
                                       amount
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.2%)
 1,000,000  U.S. Treasury Bills, 4.670%,
              January, 2000                                                   995,190
 2,341,436  Chase Vista Treasury Plus
              Money Market Fund                                             2,341,436
                                                                         ------------
Total short-term investments
  (cost $3,336,496)                                                         3,336,626
                                                                         ------------
TOTAL INVESTMENTS (99.9%)
  (cost $158,063,918)                                                     151,418,226
CASH AND OTHER ASSETS, NET OF LIABILITIES (0.1%)                              150,001
                                                                         ------------
NET ASSETS (100.0%)                                                      $151,568,227
                                                                         ============

Notes:
At November 30, 1999, net unrealized depreciation of $6,645,692 consisted of gross unrealized appreciation of $27,412 and gross unrealized depreciation of $6,673,104 based on cost of $158,063,918 for federal income tax purposes.

                See accompanying notes to financial statements.

                                                                       27-------

                         STATE FARM INTERIM FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
  Investments, at value (cost
    $158,063,918)                                     $151,418,226
  Receivable for:
    Interest                              $2,019,638
    Shares of the Fund sold                   61,773     2,081,411
                                          ----------
  Prepaid expenses                                           4,909
                                                      ------------
  Total assets                                         153,504,546
LIABILITIES AND NET ASSETS
  Dividends payable to shareowners                       1,634,840
  Payable for:
    Shares of the Fund redeemed              217,722
    Other (including $59,681 to Manager)      83,757       301,479
                                          ----------  ------------
    Total liabilities                                    1,936,319
                                                      ------------
Net assets applicable to 15,999,067
  shares outstanding of
  $1.00 par value common stock
  (40,000,000 shares authorized)                      $151,568,227
                                                      ============
Net asset value, offering price and
  redemption price per share                          $       9.47
                                                      ============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $162,221,550
  Accumulated net realized loss on sales
    of investments                                      (4,007,631)
  Net unrealized depreciation of
    investments                                         (6,645,692)
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $151,568,227
                                                      ============

                See accompanying notes to financial statements.

---------
      28

                         STATE FARM INTERIM FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          ------------------------
                                              1999         1998
                                          ------------  ----------
INVESTMENT INCOME:
  Interest                                $10,570,203   8,742,391
EXPENSES:
  Investment advisory and management
    fees                                      230,126     199,209
  Professional fees                            41,759      19,501
  ICI dues                                      6,174       3,283
  Registration fees                               145      12,266
  Fidelity bond expense                         2,709       2,638
  Directors' fees                               2,400       2,709
  Reports to shareowners                        5,533       2,713
  Security evaluation fees                        963       1,862
  Franchise taxes                               8,323      12,547
  Custodian fees                               10,256       6,112
  Proxy and related expense                        --       2,950
  Other                                           131         140
                                          -----------   ---------
  Total expenses                              308,519     265,930
                                          -----------   ---------
Net investment income                      10,261,684   8,476,461
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on sales of
    investments                              (884,533)   (994,996)
  Change in net unrealized appreciation
    or depreciation                        (7,167,018)  2,484,327
                                          -----------   ---------
Net realized and unrealized gain (loss)
  on investments                           (8,051,551)  1,489,331
                                          -----------   ---------
Net change in net assets resulting from
  operations                              $ 2,210,133   9,965,792
                                          ===========   =========

                See accompanying notes to financial statements.

                                                                       29-------

                         STATE FARM INTERIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1999         1998
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 10,261,684    8,476,461
  Net realized loss on sales of
    investments                               (884,533)    (994,996)
  Change in net unrealized appreciation
    or depreciation                         (7,167,018)   2,484,327
                                          ------------  -----------
Net change in net assets resulting from
  operations                                 2,210,133    9,965,792
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                    (10,261,684)  (8,476,461)
                                          ------------  -----------
Total distributions to shareowners         (10,261,684)  (8,476,461)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                 75,116,757  100,294,008
  Reinvestment of ordinary income
    dividends                                9,326,141    7,418,955
                                          ------------  -----------
                                            84,442,898  107,712,963
  Less payments for shares redeemed         78,967,686   67,903,936
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                         5,475,212   39,809,027
                                          ------------  -----------
Total increase (decrease) in net assets     (2,576,339)  41,298,358
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        154,144,566  112,846,208
                                          ------------  -----------
  End of year                             $151,568,227  154,144,566
                                          ============  ===========

                See accompanying notes to financial statements.

---------
      30

                         STATE FARM INTERIM FUND, INC.
                              FINANCIAL HIGHLIGHTS

PER SHARE INCOME AND CAPITAL CHANGES (For a share outstanding throughout each year)

                                                        YEAR ENDED NOVEMBER 30,
                           ----------------------------------------------------------------------------------
                            1999    1998    1997    1996      1995      1994    1993    1992    1991    1990
                           ------  ------  ------  ------    ------    ------  ------  ------  ------  ------
Net asset value,
  beginning of year        $ 9.98   9.85    9.98   10.15      9.72     10.52   10.46   10.50   10.16   10.17
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income      0.64   0.68    0.69    0.70      0.70      0.71    0.74    0.78    0.78    0.82
  Net gain or (loss) on
    investments (both
    realized and
    unrealized)             (0.51)  0.13   (0.13)  (0.17)     0.43     (0.80)   0.06   (0.04)   0.34   (0.01)
                           ------  -----   -----   -----     -----     -----   -----   -----   -----   -----
  Total from investment
    operations               0.13   0.81    0.56    0.53      1.13     (0.09)   0.80    0.74    1.12    0.81
                           ------  -----   -----   -----     -----     -----   -----   -----   -----   -----
LESS DISTRIBUTIONS
  Net investment income     (0.64) (0.68)  (0.69)  (0.70)    (0.70)    (0.71)  (0.74)  (0.78)  (0.78)  (0.82)
                           ------  -----   -----   -----     -----     -----   -----   -----   -----   -----
  Total distributions       (0.64) (0.68)  (0.69)  (0.70)    (0.70)    (0.71)  (0.74)  (0.78)  (0.78)  (0.82)
                           ------  -----   -----   -----     -----     -----   -----   -----   -----   -----
Net asset value, end of
  year                     $ 9.47   9.98    9.85    9.98     10.15      9.72   10.52   10.46   10.50   10.16
                           ======  =====   =====   =====     =====     =====   =====   =====   =====   =====
TOTAL RETURN                 1.35%  8.31%   5.87%   5.44%    11.91%    (0.85)%  7.82%   7.19%  11.41%   8.27%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year
  (millions)               $151.6  154.1   112.8   107.6     104.7      94.3   103.7    85.9    66.8    52.7
Ratio of expenses to
  average net assets         0.20%  0.21%   0.22%   0.23%(a)  0.25%(a)  0.22%   0.25%   0.27%   0.28%   0.30%
Ratio of net investment
  income to average net
  assets                     6.63%  6.80%   7.03%   7.03%     7.00%     7.00%   7.00%   7.30%   7.65%   8.12%
Portfolio turnover rate        12%    14%     15%     17%       17%       15%     15%     15%     14%     14%

----------

(a) The ratio based on net custodian expenses would have been .22% in 1996 and .24% in 1995.

                                                                       31-------

                      STATE FARM MUNICIPAL BOND FUND, INC.

Dear Shareowner:

Interest rates have been rising throughout 1999. Yields on the municipal bond investments of your Fund now stand at levels that are about 90 basis points (a basis point is .01%) higher than those which existed a year ago. Consequently, values of investments held by the Fund have declined, and its net asset value has fallen 5.0% over the past twelve months. The Fund's total return, which includes the reinvestment of dividends and decrease in net asset value, for the year was only 0.04%.

The following graph compares a $10,000 investment in the Municipal Bond Fund over the last 10 years to a theoretical investment of the same amount in the Lehman Brothers Municipal Bond Index:

              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                        FOR THE YEARS ENDED NOVEMBER 30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                         MUNICIPAL   LEHMAN BROTHERS
                                                          BOND FUND  MUNI BOND INDEX*
1989                                                        $10,000           $10,000
1990                                                        $10,780           $10,770
1991                                                        $11,775           $11,875
1992                                                        $12,835           $13,066
1993                                                        $14,010           $14,515
1994                                                        $13,650           $13,753
1995                                                        $15,589           $16,352
1996                                                        $16,403           $17,314
1997                                                        $17,344           $18,633
1998                                                        $18,525           $20,079
1999                                                        $18,531           $19,864
Fund's Average Annual Total Return
1 YEAR                                                      5 YEARS          10 YEARS
0.04%                                                         6.31%             6.36%
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE
PERFORMANCE.
THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN
INVESTMENT
IN THE FUND WILL FLUCTUATE SO THAT FUND SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL
COST.

* The Lehman Brothers Municipal Bond Index includes approximately 52,000 municipal bonds which are selected to be representative of the market. To be included in the Index, a municipal bond must meet the following criteria: have a minimum credit rating of Baa; have been issued as part of an issue of at least $50 million; have an amount outstanding of at least $3 million; have been issued since December 31, 1991; and have a maturity of at least one year.

The Lehman Brothers Municipal Bond Index represents an unmanaged group of bonds that differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses.

The increase of interest rates over the past year can be primarily attributed to the strength of the U.S. economy while most global economies are also expanding. Real GDP growth in the U.S. for the third quarter is now gauged at a 5.5% annual rate. GDP growth has averaged 4% annually for the last four years.

Investors and policy makers are concerned that the economy is growing in excess of its non-inflationary potential. Consequently, Federal Reserve officials have raised short-term interest rates by 75 basis points in three separate actions since June, and market yields have moved sharply upward. So far, inflation has been restrained by high levels of productivity, and there has been ample capacity to support the rapid economic growth. However, capital markets inevitably attempt to look forward and somehow embody collective expectations of investors at every point in time. Presently, the marketplace is suggesting that a higher level of inflation is expected in the near future. It appears that high employment and tight labor market conditions are being viewed as the most likely potential source of any acceleration of inflation.

We tend to feel that bonds are beginning to represent reasonably good value at present interest rate levels even though further tightening by the Federal Reserve Board may occur with some accompanying rise in bond yields. Real yields on bonds after deducting the current level of inflation appear quite satisfactory when compared to historical real bond yields. From a long-term perspective, we lean towards feeling that behavior of the Federal Reserve Board and vigilant bond market investors will pull together in order to keep inflation from getting out of control. However, as we have stated to you many times in the past, we fully acknowledge the absolute unpredictability of the future.

---------
      32

                      STATE FARM MUNICIPAL BOND FUND, INC.

This year's rise of interest rates is impacting the volume of new municipal bond issues. New issuance for the first eleven months of 1999 was $207 billion and is 20% below last year's volume for the same period.

As we mentioned in our letter to you six months ago, direct retail investors are now the dominant purchasers of municipal bonds. In fact their dominance seems to be growing. An estimate recently done by Salomon Smith Barney indicates the net investment by households in municipal bonds for 1999 may represent 91% of the total net change in municipal holdings for the year.

The general composition of your Fund's investments has changed very little since our last annual report. An intermediate maturity structure has been the orientation of the Fund's portfolio for several years. Municipal bonds purchased over the past twelve months had maturities ranging from 9-17 years. The average weighted maturity of the Fund's present portfolio is approximately 8 years, compared to 7.5 years one year ago, with all maturities spread over the next 17 years.

Good quality bonds dominate the portfolio. About 89% of the long-term assets are rated AA or better, and another 2% are not rated but are considered to be of equivalent quality since those issues are backed by U.S. Treasury securities. The entire portfolio of the Fund falls into the top three rating categories when the aforementioned issues are included at appropriate equivalent ratings.

As always, we encourage you to view your investment in the Fund as a genuinely long-term commitment and to accept market volatility as an inevitable consequence of owning a municipal bond fund. The high quality investments of the Fund should provide a dependable flow of dividend income through all types of markets.

The Fund declares a dividend each day from its net investment income which is payable on the last day of the calendar quarter. All dividends are automatically invested in shares of the Fund unless you have advised State Farm Investment Management Corp. otherwise in writing.

Sincerely,

                     [SIG]                                             [SIG]
                Julian R. Bucher                                   Kurt G. Moser
                 Vice President                                    Vice President

                                                                       33-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            PORTFOLIO OF INVESTMENTS
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
LONG-TERM MUNICIPAL BONDS (97.8%)
Alabama (1.8%)
$2,200,000  The Water Works and Sewer Board,
              Birmingham, Alabama, Water and Sewer
              Revenue Bonds, Series 1994
              (Prerefunded to 1-1-2004 @ 102)         4.750%  January 1, 2005        Aa3      $  2,243,648
 2,165,000  Huntsville, Alabama, General Obligation
              Warrants, Series 1998A                  4.600%  November 1, 2013       Aa2         1,931,656
 2,465,000  Limestone County Board of Education,
              Alabama, Capital Outlay Tax Antic
              Warrants, Series 1998                   4.900%  July 1, 2015           Aaa         2,240,217
                                                                                              ------------
                                                                                                 6,415,521
                                                                                              ------------

Alaska (1.6%)
 1,505,000  Anchorage, Alaska, General Obligation
              General Purpose Refunding Bonds         4.600%  February 1, 2003       Aaa         1,506,099
 1,500,000  Municipality of Anchorage, Alaska, 1993
              General Obligation Refunding School
              Bonds, Series B                         4.900%  September 1, 2003      Aaa         1,516,275
 1,100,000  Municipality of Anchorage, Alaska, 1994
              General Obligation School Bonds         5.400%  July 1, 2005           Aaa         1,131,955
 1,565,000  Matanuska-Susitna Borough, Alaska,
              General Obligation School Bonds, 1999
              Series A                                5.000%  March 1, 2015          Aaa         1,442,226
                                                                                              ------------
                                                                                                 5,596,555
                                                                                              ------------

Arizona (6.0%)
 1,000,000  Pima County, Arizona, General Obligation
              Refunding Bonds, Series 1992            6.300%  July 1, 2002            A1         1,045,870
 2,250,000  Pima County, Arizona, Unified School
              District No. 1, Tucson School
              Improvement Bonds, Series 1990 B
              (Prerefunded to 7-1-2000 @ 101)         6.900%  July 1, 2002            A2         2,310,142
 3,000,000  Tempe Union High School District No.
              213, Maricopa County, Arizona, School
              Improvement General Obligation Bonds,
              Project of 1989, Series 1992B
              (Prerefunded to 7-1-2001 @ 101)         5.875%  July 1, 2002            A+         3,101,490
 2,000,000  Deer Valley Unified School District No.
              97 of Maricopa County, Arizona, School
              Improvement Bonds, Project of 1992,
              Series A (1993)                         5.125%  July 1, 2004           Aaa         2,038,740
 1,000,000  Maricopa County, Arizona, Unified School
              District No. 69, Paradise Valley
              School Improvement Bonds,
              Series 1990A                            7.100%  July 1, 2004            A1         1,095,640
 2,340,000  City of Phoenix, Arizona, General
              Obligation Refunding Bonds,
              Series 1993 A                           5.300%  July 1, 2006           Aa1         2,406,620
 1,000,000  Maricopa County, Arizona, Unified School
              District No. 69, Paradise Valley
              School Improvement Bonds,
              Series 1994A                            7.100%  July 1, 2008            A1         1,132,700
 1,200,000  Maricopa County, Arizona, Unified School
              District No. 69, Paradise Valley
              School Improvement Bonds,
              Series 1994A                            7.000%  July 1, 2009            A1         1,360,392
 2,500,000  Maricopa County, Arizona, Unified School
              District No. 69, Paradise Valley
              School Improvement Bonds,
              Series 1994A                            7.000%  July 1, 2010            A1         2,862,650
 4,250,000  Mesa Unified School District No. 4 of
              Maricopa County, Arizona, School
              Improvement Bonds, Project of 1995,
              Series D (1997)                         4.750%  July 1, 2010           Aaa         4,062,277
                                                                                              ------------
                                                                                                21,416,521
                                                                                              ------------

California (5.0%)
 3,000,000  State of California, Various Purpose
              General Obligation Bonds                5.900%  February 1, 2000       Aa3         3,011,100
   400,000  State of California, General Obligation
              Veterans Bonds, Series AL               9.600%  April 1, 2001          Aa3           428,192
 1,400,000  San Diego County, California, Water
              Authority Water Revenue Certificates
              of Participation, Series 1991A          6.000%  May 1, 2001            Aa3         1,437,632
 3,500,000  City of Los Angeles, California,
              Wastewater System Revenue Bonds,
              Series 1990 B (Prerefunded to 6-1-2000
              @ 102)                                  6.900%  June 1, 2004           Aaa         3,623,340
 3,000,000  City of Los Angeles, California,
              Department of Water and Power,
              Electric Plant Refunding Revenue
              Bonds, Second Issue of 1993             4.800%  November 15, 2004      Aa3         3,044,340
 2,000,000  State of California, Various Purpose
              General Obligation Bonds                6.000%  October 1, 2006        Aa3         2,161,280

---------
      34

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
$2,830,000  Sacramento County, California, Sanitary
              District Financing Authority Revenue
              Bonds, 1995                             5.000%  December 1, 2007       Aa3      $  2,886,091
 1,500,000  Sacramento County, California, Sanitary
              District Financing Authority Revenue
              Bonds, 1995                             5.000%  December 1, 2008       Aa3         1,520,730
                                                                                              ------------
                                                                                                18,112,705
                                                                                              ------------

Colorado (4.0%)
 2,620,000  Cherry Creek School District No. 5,
              Arapahoe County, Colorado, General
              Obligation Improvement Bonds,
              Series 1990 (Prerefunded to
              12-15-2000 @ 101)                       7.000%  December 15, 2003      Aa2         2,725,612
 2,000,000  Jefferson County, Colorado, School
              District No. R-1 General Obligation
              Bonds, Series 1992 (Prerefunded to
              12-15-2002 @ 101)                       5.750%  December 15, 2003      Aaa         2,093,560
 2,000,000  Arapahoe County School District # 6,
              Colorado, Littleton Public Schools
              General Obligation Improvement Bonds,
              Series 1995A                            5.000%  December 1, 2007       Aa2         2,019,700
 2,540,000  Mesa County Valley School District No.
              51, County of Mesa, State of Colorado,
              General Obligation Bonds, Series 1996   5.300%  December 1, 2010       Aaa         2,559,761
 3,135,000  St. Vrain School District # R3-1J,
              Colorado, General Obligation,
              Series 1997                             5.000%  December 15, 2012      Aaa         3,024,303
 1,855,000  City of Boulder, Colorado, Open Space
              Acquisition Refunding Bonds,
              Series 1999                             5.000%  August 15, 2013        Aa1         1,778,426
                                                                                              ------------
                                                                                                14,201,362
                                                                                              ------------

Delaware (.7%)
 1,125,000  The State of Delaware, General
              Obligation Bonds, Series 1994B
              (Prerefunded to 12-1-2004 @ 100)        6.000%  December 1, 2011       Aa1         1,191,577
 1,125,000  The State of Delaware, General
              Obligation Bonds, Series 1994B
              (Prerefunded to 12-1-2004 @ 100)        6.000%  December 1, 2012       Aa1         1,191,577
                                                                                              ------------
                                                                                                 2,383,154
                                                                                              ------------

Florida (1.9%)
 2,000,000  School District of Leon County, Florida,
              General Obligation Refunding Bonds,
              Series 1991                             5.850%  July 1, 2001            A1         2,050,040
 2,000,000  State of Florida, State Board of
              Education, Public Education Capital
              Outlay Refunding Bonds, 1995 Series C   5.125%  June 1, 2008           Aa2         2,015,940
 3,000,000  State of Florida, State Board of
              Education Capital Outlay, 1999
              Series A                                4.750%  January 1, 2015        Aa2         2,699,970
                                                                                              ------------
                                                                                                 6,765,950
                                                                                              ------------

Georgia (8.0%)
 1,500,000  Municipal Electric Authority of Georgia,
              General Power Revenue Bonds,
              Series 1993A                            5.000%  January 1, 2004         A3         1,504,875
 2,100,000  Cherokee County School Systems, Georgia,
              General Obligation School,
              Series 1993                             4.900%  February 1, 2004        A2         2,120,349
 1,205,000  DeKalb County School District, Georgia,
              General Obligation Refunding Bonds,
              Series 1993                             5.100%  July 1, 2004           Aa2         1,230,606
 3,215,000  Forsyth County School District, Georgia,
              General Obligation Bonds, Series 1995
              (Prerefunded to 7-1-2005 @ 102)         5.050%  July 1, 2007           Aaa         3,315,983
 3,590,000  State of Georgia, General Obligation
              Bonds, Series 1996C                     6.250%  August 1, 2009         Aaa         3,930,440
 2,000,000  State of Georgia, General Obligation
              Bonds, Series 1995C                     5.700%  July 1, 2011           Aaa         2,103,900
 4,000,000  Gwinnett County Water & Sewer Authority,
              Georgia, Revenue Series 1998            5.000%  August 1, 2011         Aaa         3,947,560
 3,000,000  State of Georgia, General Obligation
              Bonds, Series 1995B                     5.750%  March 1, 2012          Aaa         3,147,870
 3,000,000  State of Georgia, General Obligation
              Bonds, Series 1994B                     6.250%  April 1, 2012          Aaa         3,283,920
 1,055,000  Columbia County, Georgia, General
              Obligation Bonds (Courthouse/Detention
              Center Projects), Series 1998           4.700%  February 1, 2013        A+           958,309

                                                                       35-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
$1,195,000  Columbia County, Georgia, General
              Obligation Bonds (Courthouse/Detention
              Center Projects), Series 1998           4.800%  February 1, 2014        A+      $  1,082,025
 2,500,000  Fayette County School District, Georgia,
              General Obligation Refunding School
              Bonds, Series 1999                      4.750%  March 1, 2015          Aa3         2,241,100
                                                                                              ------------
                                                                                                28,866,937
                                                                                              ------------

Hawaii (2.7%)
 2,200,000  City and County of Honolulu, Hawaii,
              General Obligation Refunding Bonds,
              Series 1                                5.600%  June 1, 2001           Aa3         2,239,578
 1,775,000  City and County of Honolulu, Hawaii,
              General Obligation Bonds, 1996
              Series A                                5.400%  September 1, 2009      Aaa         1,804,554
 2,225,000  City and County of Honolulu, Hawaii,
              General Obligation Bonds, 1996
              Series A (Prerefunded to 9-1-2008 @
              100)                                    5.400%  September 1, 2009      Aaa         2,292,061
 3,000,000  State of Hawaii, General Obligation
              Bonds of 1992, Series BW                6.375%  March 1, 2011           A1         3,267,750
                                                                                              ------------
                                                                                                 9,603,943
                                                                                              ------------

Idaho (.4%)
 1,540,000  Joint School District No. 2, Ada &
              Canyon Counties, Idaho, General
              Obligation School Bonds, Series 1994    5.000%  July 30, 2004          Aa2         1,564,224
                                                                                              ------------

Illinois (5.8%)
   200,000  Charleston, Illinois, Water Works
              Improvement Bonds                       8.000%  January 1, 2000         A            200,648
 2,500,000  DuPage Water Commission, Illinois,
              General Obligation Water Refunding
              Bonds, Series 1992                      5.850%  March 1, 2000          Aaa         2,511,775
 2,000,000  Lake County, Illinois, Forest Preserve
              District General Obligation Refunding
              Bonds, Series 1992B                     5.700%  February 1, 2003       Aa1         2,068,820
 2,000,000  State of Illinois, General Obligation
              Refunding Bonds, Series of June 1993    5.000%  June 1, 2003           Aa2         2,027,540
 2,025,000  County of DuPage, Illinois, General
              Obligation Refunding Bonds (Alternate
              Rev. Source--Stormwater Project)        5.100%  January 1, 2004        Aaa         2,056,975
 4,000,000  State of Illinois, General Obligation
              Bonds, Series September 1996            5.450%  September 1, 2009      Aaa         4,086,200
 2,500,000  Forest Preserve District of Kane County,
              Kane County, Illinois, General
              Obligation Bonds, Series 1999           5.000%  December 30, 2011      Aa3         2,429,250
 3,785,000  DuPage County Forest Preserve District,
              Illinois, General Obligation,
              Series 1997                             4.900%  October 1, 2013        Aaa         3,579,361
 2,195,000  Community Unit School District Number
              200, DuPage County, Illinois,
              (Wheaton-Warrenville), General
              Obligation School Building Bonds,
              Series 1999                             5.050%  February 1, 2015       Aaa         2,036,082
                                                                                              ------------
                                                                                                20,996,651
                                                                                              ------------

Indiana (2.9%)
   900,000  Monroe County Jail, Indiana, First
              Mortgage Refunding Bonds, Series 1993   4.900%  January 1, 2002         A1           906,165
   925,000  Monroe County Jail, Indiana, First
              Mortgage Refunding Bonds, Series 1993   4.900%  July 1, 2002            A1           932,557
 2,000,000  Indianapolis, Indiana, Local Public
              Improvement Bond Bank, Series 1993A
              Bonds                                   5.250%  January 10, 2004       Aaa         2,045,840
 2,300,000  Indianapolis, Indiana, Local Public
              Improvement Bond Bank Refunding Bonds,
              Series 1993 B                           4.700%  February 15, 2004      Aaa         2,303,841
 2,125,000  Southwest Allen, Indiana, High School
              Building Corp., 1st Mortgage Refunding
              Bonds, Series 1996B                     4.850%  July 15, 2006          Aaa         2,118,944
 2,325,000  Eagle-Union Community Schools Building
              Corporation, Boone County, Indiana,
              1st Mortgage Refunding Bonds,
              Series 1999                             4.875%  July 5, 2015           Aaa         2,086,222
                                                                                              ------------
                                                                                                10,393,569
                                                                                              ------------

---------
      36

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
Iowa (1.2%)
$2,000,000  City of Des Moines, Iowa, Sewer Revenue
              Bonds, Series 1992D                     6.000%  June 1, 2003           Aaa      $  2,068,340
 2,045,000  City of Iowa City, Johnson County, Iowa,
              Sewer Revenue Bonds                     5.875%  July 1, 2004           Aaa         2,100,276
                                                                                              ------------
                                                                                                 4,168,616
                                                                                              ------------

Kansas (.1%)
   315,000  Johnson County Water District No. 1,
              Kansas, Water Revenue, Series 1982A
              (Escrowed to maturity)                  10.250% August 1, 2002         Aaa           344,383
                                                                                              ------------

Kentucky (.8%)
 1,665,000  Jefferson County, Kentucky, General
              Obligation Refunding Bonds,
              Series 1998A                            4.600%  December 1, 2013       Aa2         1,498,284
 1,745,000  Jefferson County, Kentucky, General
              Obligation Refunding Bonds,
              Series 1998A                            4.700%  December 1, 2014       Aa2         1,567,830
                                                                                              ------------
                                                                                                 3,066,114
                                                                                              ------------

Louisiana (1.4%)
 5,000,000  State of Louisiana, General Obligation
              Bonds, Series 1997A                     5.375%  April 15, 2011         Aaa         5,019,750
                                                                                              ------------

Maryland (2.1%)
 2,000,000  Howard County, Maryland, Consolidated
              Public Improvement Refunding Bonds,
              Series 1991B                            5.800%  August 15, 2001        Aaa         2,053,340
 5,750,000  Montgomery County, Maryland, General
              Obligation Consolidated Public
              Improvement, 1998 Series A              4.875%  May 1, 2013            Aaa         5,453,645
                                                                                              ------------
                                                                                                 7,506,985
                                                                                              ------------

Michigan (3.3%)
 3,140,000  State of Michigan, General Obligation
              Bonds, Clean Michigan Initiative
              Program, Series 1999A                   5.500%  November 1, 2009       Aa1         3,254,013
 3,800,000  Northville Public Schools, Michigan,
              1997 General Obligation School
              Building & Site & Refunding             5.100%  May 1, 2011            Aaa         3,737,908
 2,465,000  Clarkston Community Schools, County of
              Oakland, State of Michigan, 1998
              Refunding Bonds (General
              Obligation-Unlimited Tax)               4.850%  May 1, 2012            Aaa         2,319,097
 1,400,000  Avondale School District, Oakland
              County, Michigan, 1999 Refunding Bonds
              (Unlimited Tax General Obligation)      4.850%  May 1, 2015            Aaa         1,263,472
 1,400,000  Avondale School District, Oakland
              County, Michigan, 1999 Refunding Bonds
              (Unlimited Tax General Obligation)      4.900%  May 1, 2016            Aaa         1,259,706
                                                                                              ------------
                                                                                                11,834,196
                                                                                              ------------

Minnesota (3.5%)
 1,885,000  Anoka County, Minnesota, General
              Obligation Capital Improvement
              Refunding Bonds, Series 1992C           5.200%  February 1, 2001        A1         1,905,226
 1,500,000  County of Ramsey, Minnesota, General
              Obligation Capital Improvement
              Refunding Bonds, Series 1992C           5.400%  December 1, 2002       Aaa         1,545,165
 3,215,000  State of Minnesota, General Obligation
              State Refunding Bonds of 1983           5.125%  August 1, 2004         Aaa         3,277,725
 3,000,000  Becker, Minnesota, Pollution Control
              Revenue Refunding Bonds,
              Series 1989A, (Northern States Power
              Co.--Sherburne County Gen. Station
              Units 1 & 2 Project)                    6.800%  April 1, 2007           A1         3,063,780
 3,000,000  Wayzata Independent School District
              #284, Minnesota, General Obligation
              School Building Refunding,
              Series 1998A                            5.000%  February 1, 2012       Aa1         2,927,700
                                                                                              ------------
                                                                                                12,719,596
                                                                                              ------------

                                                                       37-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
Mississippi (1.2%)
$2,100,000  Jackson Public School District,
              Mississippi, General Obligation School
              Bonds, Series 1992                      5.800%  July 1, 2002            A1      $  2,168,964
 2,000,000  City of Jackson, Mississippi, Water and
              Sewer System Revenue Refunding Bonds,
              Series 1993-A                           4.850%  September 1, 2004      Aaa         2,015,900
                                                                                              ------------
                                                                                                 4,184,864
                                                                                              ------------

Nebraska (4.4%)
 2,000,000  City of Lincoln, Nebraska, Water Revenue
              and Refunding Bonds, Series 1993        4.900%  August 15, 2003        Aa2         2,026,920
 2,850,000  City of Lincoln, Nebraska, Electric
              System Revenue Refunding Bonds, 1993
              Series A                                4.700%  September 1, 2003      Aa2         2,865,390
 3,000,000  Omaha Public Power District of Nebraska,
              Electric System Revenue, Series A
              (Prerefunded to 2-1-2000 @ 101.5)       6.700%  February 1, 2005        AA         3,058,620
 1,500,000  Omaha, Nebraska, Public Power District
              Electric System Revenue Bonds, 1993
              Series B                                5.100%  February 1, 2005       Aa2         1,525,095
 6,000,000  Omaha Public Power District, Nebraska,
              Electric System Revenue Bonds, 1992
              Series B (Escrowed to maturity)         6.150%  February 1, 2012       Aa2         6,437,040
                                                                                              ------------
                                                                                                15,913,065
                                                                                              ------------

Nevada (.6%)
 2,110,000  State of Nevada, General Obligation
              (Limited Tax) Hoover Uprating
              Refunding Bonds, Series 1992            6.000%  October 1, 2001        Aa2         2,172,540
                                                                                              ------------

New Mexico (.7%)
 2,500,000  City of Albuquerque, New Mexico, Joint
              Water and Sewer Refunding Revenue
              Bonds, Series 1990B                     7.000%  July 1, 2003           Aa3         2,589,675
                                                                                              ------------

New York (.3%)
 1,250,000  State of New York, Power Authority
              General Purpose Bonds, Series Z
              (Escrowed to maturity)                  6.000%  January 1, 2001        Aaa         1,273,588
                                                                                              ------------

North Carolina (3.1%)
 1,600,000  County of Buncombe, North Carolina,
              Refunding Bonds, Series 1993            5.100%  March 1, 2004          Aa2         1,632,944
 1,325,000  Winston-Salem, North Carolina, Water and
              Sewer System Revenue Bonds,
              Series 1995B                            5.000%  June 1, 2007           Aa2         1,332,407
 1,665,000  Winston-Salem, North Carolina, Water and
              Sewer System Revenue Bonds,
              Series 1995B                            5.100%  June 1, 2008           Aa2         1,675,306
 4,000,000  County of Wake, North Carolina, General
              Obligation School Bonds, Series 1997    4.900%  March 1, 2009          Aaa         3,969,200
 3,000,000  State of North Carolina, Public School
              Building Bonds, General Obligation,
              Series 1999                             4.600%  April 1, 2016          Aaa         2,628,180
                                                                                              ------------
                                                                                                11,238,037
                                                                                              ------------

North Dakota (.6%)
 2,000,000  Fargo, North Dakota, Water Revenue of
              1993 (Escrowed to maturity)             5.000%  January 1, 2004        Aaa         2,027,920
                                                                                              ------------

Ohio (2.3%)
 1,535,000  Columbus, Ohio, Sewer Improvement No. 27
              Refunding Bonds, Series 1991
              (Unlimited Tax General Obligation
              Bonds)                                  5.900%  February 15, 2002      Aaa         1,585,440
 5,000,000  State of Ohio, Full Faith & Credit
              General Obligation Infrastructure
              Improvement Bonds, Series 1997          5.350%  August 1, 2012         Aa1         5,020,250

---------
      38

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
$1,970,000  Delaware County, Ohio, General
              Obligation, Limited Tax, Sewer
              District Improvement Bonds,
              Series 1999                             4.900%  December 1, 2015       Aaa      $  1,792,483
                                                                                              ------------
                                                                                                 8,398,173
                                                                                              ------------

Oklahoma (2.1%)
 1,500,000  City of Tulsa, Oklahoma, General
              Obligation Refunding Bonds of 1993      5.050%  June 1, 2002           Aa2         1,523,940
 1,050,000  Oklahoma City, Oklahoma, General
              Obligation Bonds, Series 1993           5.150%  May 1, 2003            Aa2         1,070,706
 1,050,000  Oklahoma City, Oklahoma, General
              Obligation Bonds, Series 1993           5.250%  May 1, 2004            Aa2         1,070,328
 2,000,000  Oklahoma City, Oklahoma, General
              Obligation Refunding Bonds,
              Series 1993                             5.300%  August 1, 2005         Aa2         2,054,980
 1,680,000  City of Tulsa, Oklahoma, General
              Obligation Bonds, Series 1999 (a)       5.250%  December 1, 2009       Aa2         1,703,503
                                                                                              ------------
                                                                                                 7,423,457
                                                                                              ------------

Oregon (1.7%)
 4,000,000  Portland, Oregon, Sewer System Revenue
              Refunding Bonds, 1997 Series A          5.000%  June 1, 2011           Aaa         3,921,200
 2,000,000  Washington and Clackamas Counties School
              District #23J (Tigard-Tualatin),
              Oregon, General Obligation Bonds,
              Series 1995                             5.550%  June 1, 2011            A1         2,037,100
                                                                                              ------------
                                                                                                 5,958,300
                                                                                              ------------

Pennsylvania (1.1%)
 1,645,000  City of Lancaster, Lancaster County,
              Pennsylvania, General Obligation
              Bonds, Series A of 1998                 4.650%  May 1, 2013            Aaa         1,486,455
 2,695,000  City of Lancaster, Lancaster County,
              Pennsylvania, General Obligation
              Bonds, Series A of 1998                 4.750%  May 1, 2014            Aaa         2,430,701
                                                                                              ------------
                                                                                                 3,917,156
                                                                                              ------------

South Carolina (2.7%)
 1,625,000  Charleston County, South Carolina,
              General Obligation Bonds of 1994 (ULT)
              (Escrowed to maturity)                  5.400%  June 1, 2005           Aa3         1,676,415
 1,700,000  State of South Carolina, General
              Obligation State Highway Bonds,
              Series 1995                             5.100%  August 1, 2008         Aaa         1,720,315
 1,700,000  State of South Carolina, General
              Obligation State Highway Bonds,
              Series 1995                             5.250%  August 1, 2009         Aaa         1,727,761
 2,675,000  City of Columbia, South Carolina,
              Waterworks and Sewer System Revenue
              Bonds, Series 1999                      5.500%  February 1, 2010       Aa2         2,743,935
 1,800,000  School District No. 1 of Richland
              County, South Carolina, General
              Obligation Bonds, Series 1999           5.500%  March 1, 2010          Aa1         1,850,994
                                                                                              ------------
                                                                                                 9,719,420
                                                                                              ------------

Tennessee (4.0%)
 1,200,000  Shelby County, Tennessee, General
              Obligation Refunding Bonds, 1992
              Series B                                5.200%  March 1, 2001          Aa3         1,214,136
 1,000,000  Williamson County, Tennessee, Public
              Works Refunding Bonds, Series 1992      5.650%  March 1, 2002          Aa1         1,027,260
 2,000,000  Nashville & Davidson County, Tennessee,
              Electric System Revenue Bonds, 1992
              Series B                                5.500%  May 15, 2002           Aa3         2,051,160
 2,000,000  Nashville & Davidson County, Tennessee,
              General Obligation Refunding Bonds of
              1993                                    5.000%  May 15, 2003           Aa2         2,031,020
 1,500,000  Nashville & Davidson County, Tennessee,
              Water and Sewer Revenue Refunding
              Bonds, Series 1993                      4.900%  January 1, 2004        Aaa         1,514,310
 1,800,000  Nashville & Davidson County, Tennessee,
              General Obligation Refunding Bonds of
              1993                                    5.000%  May 15, 2005           Aa2         1,823,958
 4,500,000  Nashville & Davidson County, Tennessee,
              Water and Sewer Revenue Refunding
              Bonds, Series 1996                      5.250%  January 1, 2008        Aaa         4,561,920
                                                                                              ------------
                                                                                                14,223,764
                                                                                              ------------

                                                                       39-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
Texas (5.6%)
$1,000,000  State of Texas, Veterans' Land Board
              General Obligation Bonds, Series 1984
              (Prerefunded to 12-1-1999 @ 100)        9.000%  December 1, 2000       Aa1      $  1,000,140
 2,000,000  Texas Public Finance Authority, State of
              Texas, General Obligation Refunding
              Bonds, Series 1992A                     5.700%  October 1, 2003        Aa1         2,084,280
 2,000,000  City of Dallas, Texas, Waterworks and
              Sewer System Revenue Refunding Bonds,
              Series 1993                             4.900%  April 1, 2004          Aa2         2,017,000
 2,000,000  Harris County, Texas, Road and Refunding
              Bonds, Series 1993                      4.700%  October 1, 2004        Aa1         2,007,260
 2,355,000  Carrollton-Farmers Branch Independent
              School District (Dallas and Denton
              Counties, Texas) School Building
              Unlimited Tax Bonds, Series 1996        5.200%  February 15, 2008      Aaa         2,375,936
 1,000,000  Carrollton-Farmers Branch Independent
              School District (Dallas County, Texas)
              School Building Unlimited Tax Bonds,
              Series 1999 (a)                         5.375%  February 15, 2008      Aaa         1,022,890
 3,000,000  State of Texas, Public Finance
              Authority, General Obligation
              Refunding Bonds, Series 1996B           5.400%  October 1, 2008        Aa1         3,070,290
 2,455,000  Carrollton-Farmers Branch Independent
              School District (Dallas County, Texas)
              School Building Unlimited Tax Bonds,
              Series 1999 (a)                         5.500%  February 15, 2009      Aaa         2,526,244
 1,840,000  City of Dallas, Texas, Waterworks and
              Sewer System Revenue Bonds,
              Series 1994A (Prerefunded to 10-1-2001
              @ 101.5)                                6.375%  October 1, 2012        Aa2         1,932,773
 2,250,000  Round Rock Independent School District,
              Williamson and Travis Counties, Texas,
              Unlimited Tax School Building and
              Refunding Bonds, Series 1999            4.750%  August 1, 2015         Aaa         1,998,158
                                                                                              ------------
                                                                                                20,034,971
                                                                                              ------------

Utah (1.1%)
 2,780,000  Salt Lake County, Utah, General
              Obligation Jail Bonds, Series 1995      5.000%  December 15, 2007      Aaa         2,801,545
 1,300,000  City of Provo, Utah County, Utah,
              General Obligation Library Bonds,
              Series 1999                             5.250%  March 1, 2009          Aaa         1,317,004
                                                                                              ------------
                                                                                                 4,118,549
                                                                                              ------------

Virginia (.5%)
 1,685,000  Hampton Roads Sanitation District,
              Virginia, Wastewater Refunding and
              Capital Improvement Revenue Bonds,
              Series 1993                             4.700%  October 1, 2004        Aa3         1,691,841
                                                                                              ------------

Washington (6.8%)
 1,250,000  Washington Public Power Supply System
              Nuclear Project No. 3, Refunding
              Revenue Bonds, Series 1991A             6.250%  July 1, 2000           Aa1         1,265,350
 1,000,000  Washington Public Power Supply System
              Nuclear Project No. 1, Revenue
              Refunding Bonds, Series 1990C           7.700%  July 1, 2002           Aa1         1,074,690
 2,000,000  Washington Public Power Supply System
              Nuclear Project No. 3, Refunding
              Revenue Bonds, Series 1993C             4.800%  July 1, 2003           Aa1         2,008,420
 2,520,000  Federal Way School District No. 210,
              King County, Washington, Unlimited Tax
              General Obligation and Refunding
              Bonds, Series 1993                      5.250%  December 1, 2003       Aaa         2,583,882
 2,000,000  City of Seattle, Washington, Unlimited
              Tax General Obligation Refunding Bonds
              of 1993                                 4.800%  December 1, 2004       Aaa         2,008,320
 1,500,000  Washington Public Power Supply System
              Nuclear Project No. 2, Revenue
              Refunding Bonds, Series 1990A
              (Prerefunded to 7-1-2000 @ 102)         7.625%  July 1, 2008           Aaa         1,560,240
 4,500,000  State of Washington, General Obligation
              Bonds, Series 1993A                     5.750%  October 1, 2012        Aa1         4,690,755
 2,000,000  City of Vancouver, Washington, Water and
              Sewer Revenue Refunding Bonds, 1998     4.600%  June 1, 2013           Aaa         1,783,620
 2,495,000  Seattle, Washington, Water System
              Revenue 1998                            5.000%  October 1, 2013        Aa2         2,370,425
 2,605,000  City of Vancouver, Washington, Water and
              Sewer Revenue Refunding Bonds, 1998     4.650%  June 1, 2014           Aaa         2,298,470

---------
      40

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      PORTFOLIO OF INVESTMENTS (Continued)
                               November 30, 1999

                                                                                   Rating(b)
Principal                                             Coupon       Maturity        (Moody's
  amount                                               Rate          Date           or S&P)      Value
----------                                            ------  -------------------  ---------  ------------
$3,000,000  State of Washington, Variable Purpose
              General Obligation Refunding Bonds,
              Series R-99A                            4.750%  January 1, 2015        Aa1      $  2,669,340
                                                                                              ------------
                                                                                                24,313,512
                                                                                              ------------

West Virginia (.7%)
 2,540,000  State of West Virginia, State Road
              General Obligation Bonds, Series 1998   5.000%  June 1, 2013           Aaa         2,417,750
                                                                                              ------------

Wisconsin (4.6%)
 3,500,000  Milwaukee, Wisconsin, Metropolitan
              Sewerage District General Obligation
              Capital Purpose Bonds, Series 1990A
              (Escrowed to maturity)                  6.700%  October 1, 2002        Aa1         3,709,300
 2,000,000  State of Wisconsin, General Obligation
              Refunding Bonds of 1993, Series 1       5.300%  November 1, 2003       Aa2         2,055,380
 2,000,000  State of Wisconsin, General Obligation
              Refunding Bonds of 1993, Series 3       4.750%  November 1, 2003       Aa2         2,016,280
 2,000,000  State of Wisconsin, General Obligation
              Bonds of 1995, Series A (Prerefunded
              to 5-1-2005 @ 100)                      6.000%  May 1, 2008            Aaa         2,121,080
 2,500,000  State of Wisconsin, General Obligation
              Refunding Bonds of 1993, Series 2       5.125%  November 1, 2010       Aa2         2,500,925
 2,180,000  Dane County, Wisconsin, General
              Obligation Refunding Bonds,
              Series 1998B                            4.800%  March 1, 2012          Aaa         2,066,684
 2,220,000  Dane County, Wisconsin, General
              Obligation Refunding Bonds,
              Series 1998B                            4.800%  March 1, 2013          Aaa         2,075,323
                                                                                              ------------
                                                                                                16,544,972
                                                                                              ------------

Wyoming (.5%)
 1,600,000  Natrona County, Wyoming, School District
              No. 1 General Obligation Bonds,
              Series 1994 (Prerefunded to 7-1-2004 @
              100)                                    5.450%  July 1, 2006           Aaa         1,654,256
                                                                                              ------------
Total long-term municipal bonds
  (cost $348,822,220)                                                                          350,792,542
                                                                                              ------------

                                                Shares or
                                                Principal
                                                  amount
----------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (2.2%)
$2,000,000  General Electric Capital Corp., 5.260%,
              December, 1999                                                                     2,006,156
 4,900,000  U.S. Treasury Bills, 4.690% and 5.075%,
              December, 1999 and February, 2000                                                  4,867,909
 1,005,823  Chase Vista Treasury Plus Money Market
              Fund                                                                               1,005,823
                                                                                              ------------
Total short-term investments
  (cost $7,879,917)                                                                              7,879,888
                                                                                              ------------

TOTAL INVESTMENTS (100.0%)
  (cost $356,702,137)                                                                          358,672,430

LIABILITIES, NET OF CASH AND OTHER ASSETS (0.0%)                                                  (118,733)
                                                                                              ------------
NET ASSETS (100.0%)                                                                           $358,553,697
                                                                                              ============

Notes:

(a)  Purchased on a 'when-issued' basis.
(b)  Ratings are unaudited.
At November 30, 1999, net unrealized appreciation of $1,970,293 consisted of gross unrealized appreciation of $7,558,840 and gross unrealized depreciation of $5,588,547 based on cost of $356,702,137 for federal income tax purposes.

                See accompanying notes to financial statements.

                                                                       41-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               NOVEMBER 30, 1999

ASSETS
  Investments, at value (cost
    $356,702,137)                                     $358,672,430
  Receivable for:
    Interest                              $6,008,089
    Shares of the Fund sold                   79,500
    Securities sold                        2,320,236     8,407,825
                                          ----------
  Prepaid expenses                                           9,987
                                                      ------------
  Total assets                                         367,090,242
LIABILITIES AND NET ASSETS
  Dividends payable to shareowners                       3,136,424
  Payable for:
    Shares of the Fund redeemed               23,750
    Securities purchased                   5,226,586
    Other (including $113,785 to
     Manager)                                149,785     5,400,121
                                          ----------  ------------
    Total liabilities                                    8,536,545
                                                      ------------
Net assets applicable to 44,171,716
  shares outstanding
  of $1.00 par value common stock
  (100,000,000 shares authorized)                     $358,553,697
                                                      ============
Net asset value, offering price and
  redemption price per share                          $       8.12
                                                      ============
ANALYSIS OF NET ASSETS
  Excess of amounts received from sales
    of shares over amounts paid on
    redemptions of shares on account of
    capital                                           $356,624,780
  Accumulated net realized loss on sales
    of investments                                         (41,376)
  Net unrealized appreciation of
    investments                                          1,970,293
                                                      ------------
  Net assets applicable to shares
    outstanding                                       $358,553,697
                                                      ============

                See accompanying notes to financial statements.

---------
      42

                      STATE FARM MUNICIPAL BOND FUND, INC.
                            STATEMENTS OF OPERATIONS

                                          YEAR ENDED NOVEMBER 30,
                                          -----------------------
                                             1999         1998
                                          -----------  ----------
INVESTMENT INCOME:
  Taxable interest                        $   458,646     548,684
  Tax-exempt interest                      19,158,717  18,524,272
                                          -----------  ----------
  Total investment income                  19,617,363  19,072,956
EXPENSES:
  Investment advisory and management
    fees                                      442,211     425,519
  Professional fees                            54,134      27,144
  ICI dues                                     12,972       9,948
  Registration fees                             2,879       7,226
  Fidelity bond expense                         3,453       3,768
  Directors' fees                               4,800       5,420
  Reports to shareowners                        6,310       3,591
  Security evaluation fees                     21,288      19,711
  Franchise taxes                              17,420      19,353
  Custodian fees                               12,456      10,425
  Proxy and related expense                        --       3,710
  Other                                           131         140
                                          -----------  ----------
  Total expenses                              578,054     535,955
                                          -----------  ----------
Net investment income                      19,039,309  18,537,001
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain (loss) on sales of
    investments                                21,485     (62,861)
  Change in net unrealized appreciation
    or depreciation                       (19,471,906)  5,100,703
                                          -----------  ----------
Net realized and unrealized gain (loss)
  on investments                          (19,450,421)  5,037,842
                                          -----------  ----------
Net change in net assets resulting from
  operations                              $  (411,112) 23,574,843
                                          ===========  ==========

                See accompanying notes to financial statements.

                                                                       43-------

                      STATE FARM MUNICIPAL BOND FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                           YEAR ENDED NOVEMBER 30,
                                          -------------------------
                                              1999         1998
                                          ------------  -----------
FROM OPERATIONS:
  Net investment income                   $ 19,039,309   18,537,001
  Net realized gain (loss) on sales of
    investments                                 21,485      (62,861)
  Change in net unrealized appreciation
    or depreciation                        (19,471,906)   5,100,703
                                          ------------  -----------
  Net change in net assets resulting
    from operations                           (411,112)  23,574,843
DISTRIBUTIONS TO SHAREOWNERS FROM:
  Net investment income                    (19,039,309) (18,537,001)
                                          ------------  -----------
  Total distributions to shareowners       (19,039,309) (18,537,001)
FROM FUND SHARE TRANSACTIONS:
  Proceeds from shares sold                 39,488,742   38,871,460
  Reinvestment of ordinary income
    dividends                               14,382,411   13,564,060
                                          ------------  -----------
                                            53,871,153   52,435,520
  Less payments for shares redeemed         38,958,604   30,744,422
                                          ------------  -----------
Net increase in net assets from Fund
  share transactions                        14,912,549   21,691,098
                                          ------------  -----------
Total increase (decrease) in net assets     (4,537,872)  26,728,940
                                          ------------  -----------
NET ASSETS:
  Beginning of year                        363,091,569  336,362,629
                                          ------------  -----------
  End of year                             $358,553,697  363,091,569
                                          ============  ===========

                See accompanying notes to financial statements.

---------
      44

                      STATE FARM MUNICIPAL BOND FUND, INC.
                              FINANCIAL HIGHLIGHTS

Per Share Income and Capital Changes (For a share outstanding throughout each year)

                                                            Year ended November 30,
                                --------------------------------------------------------------------------------
                                 1999    1998    1997    1996      1995    1994    1993    1992    1991    1990
                                ------  ------  ------  ------    ------  ------  ------  ------  ------  ------
Net asset value, beginning of
  year                          $ 8.55   8.43    8.44    8.50      7.88    8.59    8.34    8.15    7.98    7.96
Income from Investment
  Operations
  Net investment income           0.43   0.45    0.47    0.48      0.48    0.48    0.50    0.53    0.54    0.58
  Net gain or (loss) on
    investments (both realized
    and unrealized)              (0.43)  0.12   (0.01)  (0.06)     0.62   (0.69)   0.25    0.19    0.17    0.02
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
  Total from investment
    operations                      --   0.57    0.46    0.42      1.10   (0.21)   0.75    0.72    0.71    0.60
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
Less Distributions
  Net investment income          (0.43) (0.45)  (0.47)  (0.48)    (0.48)  (0.48)  (0.50)  (0.53)  (0.54)  (0.58)
  Capital gains(a)                  --     --      --      --        --   (0.02)     --      --      --      --
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
  Total distributions            (0.43) (0.45)  (0.47)  (0.48)    (0.48)  (0.50)  (0.50)  (0.53)  (0.54)  (0.58)
                                ------  -----   -----   -----     -----   -----   -----   -----   -----   -----
Net asset value, end of year    $ 8.12   8.55    8.43    8.44      8.50    7.88    8.59    8.34    8.15    7.98
                                ======  =====   =====   =====     =====   =====   =====   =====   =====   =====
Total Return                      0.04%  6.82%   5.68%   5.21%    14.25%  (2.55)%  9.17%   9.05%   9.17%   7.78%
Ratios/Supplemental Data
Net assets, end of year
  (millions)                    $358.6  363.1   336.4   321.1     307.4   269.9   276.4   211.3   167.2   132.8
Ratio of expenses to average
  net assets                      0.16%  0.15%   0.15%   0.16%     0.17%(b)  0.16%  0.18%  0.19%   0.21%   0.23%
Ratio of net investment income
  to average net assets           5.20%  5.29%   5.61%   5.76%     5.80%   5.80%   5.84%   6.36%   6.75%   7.30%
Portfolio turnover rate             10%     6%      6%      6%        7%      8%      5%      4%      2%      8%

----------

(a) Distributions representing less than $.01 per share were made in 1997, 1996, 1993 and 1992.
(b)  The ratio based on net custodian expenses would have been .16% in 1995.

                                                                       45-------

                            STATE FARM MUTUAL FUNDS
                         NOTES TO FINANCIAL STATEMENTS

1. OBJECTIVE

The investment objective of the STATE FARM GROWTH FUND, INC. (GROWTH FUND) is long-term growth of capital and income. The Fund seeks to achieve this objective by investing most of its assets in common stocks and other income producing equity securities that are believed to have potential for long-term growth of capital or income, or both.

The investment objective of the STATE FARM BALANCED FUND, INC. (BALANCED FUND) is to provide its shareowners income and some long-term growth of both principal and income. The Fund seeks to achieve its objective by distributing its investments among common stocks, preferred stocks and bonds in varying proportions according to prevailing market conditions and the judgment of the Manager.

The investment objective of the STATE FARM INTERIM FUND, INC. (INTERIM FUND) is the realization over a period of years of the highest yield consistent with relative price stability (relatively low volatility). The Fund seeks to achieve its investment objective through investment in high quality debt securities with primarily short-term (less than five years) and intermediate-term (five to fifteen years) maturities.

The investment objective of the STATE FARM MUNICIPAL BOND FUND, INC. (MUNICIPAL BOND FUND) is to provide its shareowners with as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund seeks to achieve its investment objective through investment primarily in a diversified portfolio of Municipal Bonds with maturities of 1-17 years.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITIES VALUATION

Investments are stated at value. Stocks traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Long-term debt securities and U.S. Treasury bills are valued using quotations provided by an independent pricing service. Short-term debt securities, other than U.S. Treasury bills, are valued at amortized cost which approximates market value. Any securities not valued as described above are valued at fair value as determined in good faith by the Boards of Directors or their delegate.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and original issue discounts on tax-exempt securities in the Municipal Bond Fund are amortized. Realized gains and losses from security transactions are reported on an identified cost basis.

SECURITIES PURCHASED ON A 'WHEN-ISSUED' BASIS

The Municipal Bond Fund may purchase municipal bonds on a 'when-issued' basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 1999, there were commitments of $5,226,586 for such securities, included in the investment portfolio.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values for the Growth Fund, Balanced Fund, and Interim Fund are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Bloomington, Illinois time). The net asset value for the Municipal Bond Fund is determined as of 1:00 p.m. Bloomington, Illinois time. The net asset value per share is computed by dividing the total value of a Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREOWNERS

It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to investment companies and, in the manner provided therein, to distribute all taxable income, as well as any net realized gain on sales of investments reportable for federal income tax purposes. Each Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

---------
      46

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund's respective net investment income, and distributions of such amounts are made at the end of each calendar quarter.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund's fiscal year. Dividends and distributions payable to shareowners are recorded by the respective Fund on the ex-dividend date.

On December 17, 1999, the Growth Fund declared an ordinary income dividend of $.33 per share and a capital gain distribution of $.23 per share to shareowners of record on December 17, 1999 (reinvestment date December 20, 1999).

On December 17, 1999, the Balanced Fund declared an ordinary income dividend of $.79 per share and a capital gain distribution of $.57 per share to shareowners of record on December 17, 1999 (reinvestment date December 20, 1999).

The accumulated net realized loss on sales of investments at November 30, 1999 for the Interim Fund, amounting to $4,007,631, is available to offset future taxable gains. If not applied, the capital loss carryover expires as follows:
$22,669 in 2000, $162,716 in 2001, $335,277 in 2002, $321,293 in 2003, $363,957
in 2004, $922,190 in 2005, $994,996 in 2006, and $884,533 in 2007. A capital loss carryover of $92,150 expired in 1999 and was re-classified from Accumulated net realized loss on sales of investments to Excess of amounts received from sales of shares over amounts paid on redemptions of shares on account of capital on the Statement of Assets and Liabilities.

The accumulated net realized loss on sales of investments at November 30, 1999 for the Municipal Bond Fund, amounting to $41,376, is available to offset future taxable gains. If not applied, the capital loss carryover expires in 2006.

EQUALIZATION ACCOUNTING
A portion of proceeds from sales and payments on redemptions of Fund shares is credited or charged to undistributed net investment income for the Growth Fund and Balanced Fund. As a result, undistributed net investment income per share is unaffected by sales or redemptions of shares.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory and management services agreement with State Farm Investment Management Corp. (Manager) pursuant to which each Fund pays the Manager an annual fee (computed on a daily basis and paid quarterly) at the following rates:

State Farm Growth Fund, Inc.                        .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of
                                                    $200 million

State Farm Balanced Fund, Inc.                      .20% of the first $100 million of average net
                                                    assets

                                                    .15% of the next $100 million of average net
                                                    assets

                                                    .10% of the average net assets in excess of
                                                    $200 million

State Farm Interim Fund, Inc.                       .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of
                                                    $100 million

State Farm Municipal Bond Fund, Inc.                .20% of the first $50 million of average net
                                                    assets

                                                    .15% of the next $50 million of average net assets

                                                    .10% of the average net assets in excess of
                                                    $100 million

Under the terms of these agreements, the Funds incurred the following fees for the fiscal years ended November 30:

                                             1999       1998
                                          ----------  ---------
State Farm Growth Fund, Inc.              $2,740,037  2,221,492

State Farm Balanced Fund, Inc.             1,113,753    980,972

State Farm Interim Fund, Inc.                230,126    199,209

State Farm Municipal Bond Fund, Inc.         442,211    425,519

The Funds do not pay any discount, commission or other compensation for transfer agent or underwriting services provided by the Manager.

                                                                       47-------

                            STATE FARM MUTUAL FUNDS
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Certain officers and/or directors of each Fund are also officers and/or directors of the Manager. The Funds made no payments to their officers or directors during the fiscal years ended November 30, except for the following directors' fees paid to the Funds' independent directors:

                                           1999     1998
                                          -------  ------
State Farm Growth Fund, Inc.              $14,400  15,300

State Farm Balanced Fund, Inc.              7,200   7,650

State Farm Interim Fund, Inc.               2,400   2,550

State Farm Municipal Bond Fund, Inc.        4,800   5,100

4. INVESTMENT TRANSACTIONS
Investment transactions (exclusive of short-term instruments) for each of the fiscal years ended November 30, were as follows:

                                              1999         1998
                                          ------------  -----------
STATE FARM GROWTH FUND, INC.
Purchases                                 $166,759,514  309,663,058

Proceeds from sales                         50,948,078   14,874,459
STATE FARM BALANCED FUND, INC.

Purchases                                  121,270,812   92,615,420

Proceeds from sales                         42,344,646   17,698,918
STATE FARM INTERIM FUND, INC.

Purchases                                   26,673,672   52,146,094
Proceeds from sales                         17,750,000   16,756,328
STATE FARM MUNICIPAL BOND FUND, INC.
Purchases                                   48,533,279   48,047,861
Proceeds from sales                         35,579,660   20,915,700

5. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in each Fund's statement of changes in net assets are in respect of the following number of shares:

                                             1999        1998
                                          ----------  ----------
STATE FARM GROWTH FUND, INC.

Shares sold                                6,423,670   8,122,332

Shares issued in reinvestment of
  ordinary income dividends and capital
  gain distributions                         666,008   2,034,859
                                          ----------  ----------

                                           7,089,678  10,157,191

Less shares redeemed                       4,646,586   5,105,810
                                          ----------  ----------

Net increase in shares outstanding         2,443,092   5,051,381
                                          ==========  ==========
STATE FARM BALANCED FUND, INC.

Shares sold                                2,212,658   3,094,918

Shares issued in reinvestment of
  ordinary income dividends and capital
  gain distributions                         518,187     785,967
                                          ----------  ----------

                                           2,730,845   3,880,885

Less shares redeemed                       1,992,292   2,390,819
                                          ----------  ----------

Net increase in shares outstanding           738,553   1,490,066
                                          ==========  ==========
STATE FARM INTERIM FUND, INC.

Shares sold                                7,721,510  10,094,227

Shares issued in reinvestment of
  ordinary income dividends                  959,304     748,608
                                          ----------  ----------

                                           8,680,814  10,842,835

Less shares redeemed                       8,132,727   6,846,009
                                          ----------  ----------

Net increase in shares outstanding           548,087   3,996,826
                                          ==========  ==========
STATE FARM MUNICIPAL BOND FUND, INC.

Shares sold                                4,692,572   4,573,153

Shares issued in reinvestment of
  ordinary income dividends                1,721,081   1,593,850
                                          ----------  ----------

                                           6,413,653   6,167,003

Less shares redeemed                       4,685,530   3,616,812
                                          ----------  ----------

Net increase in shares outstanding         1,728,123   2,550,191
                                          ==========  ==========

---------
      48

                                TAX INFORMATION

STATE FARM GROWTH FUND, INC.

The Fund paid ordinary income dividends of $.31 per share in June 1999 and $.33 per share in December 1999. Of these dividends, 80% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

In December 1999 the Fund made a capital gain distribution of $.23 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

STATE FARM BALANCED FUND, INC.

The Fund paid ordinary income dividends of $.74 per share in June 1999 and $.79 per share in December 1999. Of these dividends, 25% qualifies for the 70% deduction for dividends received by corporations as provided by the Internal Revenue Code.

In December 1999 the Fund made a capital gain distribution of $.57 per share, 100% of which was paid from long-term capital gain and is designated as a capital gain dividend.

STATE FARM INTERIM FUND, INC.

The Fund paid ordinary income dividends in March, June, September, and December. The dividends paid to you will be included on the Form 1099-DIV to be sent in January 2000.

Since the Fund's investment income was derived from interest, none of the taxable portion of the Fund's distributions are eligible for the dividend received deduction for corporations.

STATE FARM MUNICIPAL BOND FUND, INC.

The Fund paid ordinary income dividends in March, June, September and December. Of those dividends, 97% in March, 98% in June, 98% in September and 98% in December are designated as exempt-interest dividends. The taxable portion of the dividends paid to you will be included on the Form 1099-DIV to be sent in January 2000.

Since the Fund's investment income was derived from interest, none of the taxable portion of the Fund's distributions are eligible for the dividend received deduction for corporations.

NOTE: The taxable portion of the dividends and distributions paid to you must be included in your federal income tax return and must be reported by the Funds to the Internal Revenue Service in accordance with provisions of the Internal Revenue Code. The tax-exempt status of dividends derived from interest on municipal bonds for federal income tax purposes does not necessarily result in exemption from any state or local income taxes or other taxes.

State Farm Mutual Funds                                              BULK RATE
One State Farm Plaza, D-3                                          U.S. POSTAGE
Bloomington, IL 61710-0001                                              PAID
FORWARDING SERVICE REQUESTED                                         PERMIT 439
                                                                   ELK GROVE, IL





                                 [LOGO] STATE FARM
                                        MUTUAL FUNDS

                          (309) 766-2029    (800) 447-0740


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